                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                               The Macerich Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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
                                      LOGO

                              THE MACERICH COMPANY

                                 April 15, 1997

Dear Stockholder:

    You are cordially invited to attend our Annual Meeting of Stockholders, to be held on Wednesday, May 28, 1997 at 10:00 a.m. at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California.

    The enclosed Notice and Proxy Statement contain details concerning the matters to be considered during the Annual Meeting. At the Annual Meeting you will be asked to elect three directors to each serve a three-year term, ratify the appointment of Coopers & Lybrand as the Company's independent accountants, and approve an amendment and restatement of the Company's 1994 Stock Incentive Plan. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of each of the three directors, "FOR" the ratification of the appointment of Coopers & Lybrand, and "FOR" approval of the Amended and Restated 1994 Incentive Plan. Please complete, sign and return your Proxy Card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the Annual Meeting even if you cannot attend.

    We look forward to seeing you at the Annual Meeting and thank you for your support.

                                      [/S/ MACE SIEGEL]

                             Mace Siegel
                             CHAIRMAN OF THE BOARD

                                            [/S/ ARTHUR COPPOLA]

                             Arthur Coppola

                             PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              THE MACERICH COMPANY

                             233 WILSHIRE BOULEVARD
                                    NO. 700
                         SANTA MONICA, CALIFORNIA 90401

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1997
                             ---------------------

    NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of The Macerich Company (the "Company") will be held on Wednesday, May 28, 1997 at 10:00 a.m. at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California, for the following purposes described in this Notice and Proxy Statement:

        1. To elect three members of the Board of Directors, each to serve for a three-year term;

        2. To ratify the appointment by the Board of Directors of Coopers & Lybrand as independent accountants for the Company for the year ending December 31, 1997;

        3.  To approve the Amended and Restated 1994 Incentive Plan; and

        4. To consider and act upon any other matter that may properly be brought before the Annual Meeting and at any adjournment or postponement thereof.

    Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later action, the Annual Meeting may be adjourned or postponed.

    The Board of Directors has fixed the close of business on March 29, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of record of the Company's common stock, $.01 par value per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

    You are requested to complete and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy or by written notice of revocation. In addition, stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors

                                                 [/S/ RICHARD A. BAYER]

                                          Richard A. Bayer

                                          SECRETARY

Santa Monica, California

April 15, 1997

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                              THE MACERICH COMPANY
                             233 WILSHIRE BOULEVARD
                                    NO. 700
                         SANTA MONICA, CALIFORNIA 90401

                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                    FOR 1997 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1997

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Macerich Company, a Maryland corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 28, 1997 at 10:00 a.m., and at any adjournment or postponement thereof (the "Annual Meeting").

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about April 15, 1997. The Board of Directors has fixed the close of business on March 29, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, $.01 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. The Common Stock constitutes the only class of securities of the Company authorized to vote. As of the Record Date, there were 25,816,670 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them. Under the Company's charter and applicable law, a stockholder is not entitled to cumulate his or her votes in the election of directors.

    The presence, in person or by proxy, of holders entitled to cast at least a majority of all the votes entitled to be cast is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Assuming the presence of a quorum, the three director nominees receiving the highest number of votes cast at the Annual Meeting will be elected, and the affirmative vote of a majority of all of the votes cast on the matter at the Annual Meeting will be required for the ratification of the appointment of Coopers & Lybrand to serve as the Company's independent accountants. Approval of the proposed Amended and Restated 1994 Incentive Plan requires the affirmative vote of a majority of all of the votes cast on the proposal and that the total number of votes cast on the matter represents over 50% of the total number of shares of Common Stock outstanding. Under Maryland law, broker "non-votes" (i.e., proxies from brokers or nominees that disclaim their authority to vote such shares on a particular matter) and abstentions will count toward the presence of a quorum. Neither broker non-votes nor abstentions, however, are counted as votes cast. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of directors or the vote to ratify the appointment of the Company's independent accountants, but could affect the result on the proposed Amended and Restated 1994 Incentive Plan if the total votes cast do not reach the requisite majority of the number of shares of Common Stock outstanding.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED IN THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO OTHER INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT ACCOUNTANTS, AND FOR APPROVAL OF THE AMENDED AND RESTATED 1994 INCENTIVE PLAN. THE HOLDERS OF THE PROXY WILL ALSO HAVE AUTHORITY TO VOTE ON OTHER MATTERS THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR THAT MAY BE INCIDENT TO THE CONDUCT THEREOF. IT IS NOT

ANTICIPATED THAT ANY MATTER OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

    The Company's 1996 Annual Report, including financial statements for the fiscal year ended December 31, 1996, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The Board of Directors is divided into three classes with each class constituting one-third of the total number of directors. Each class serves a three-year term. The present term for the Class Three directors expires at the Annual Meeting, and the present terms for the Class One and Class Two directors expire at the annual meeting of stockholders to be held in 1998 and 1999, respectively. Each director holds such office until his or her successor is duly elected and qualified.

    The three Class Three directors are to be elected at the Annual Meeting to hold office until the annual meeting of stockholders in 2000 and until their respective successors are duly elected and qualified. The Board of Directors has nominated Mace Siegel, Arthur M. Coppola and James S. Cownie to continue to serve as Class Three directors of the Company (the "Nominees"). Each of the Nominees is currently serving as a director of the Company. The Board of Directors anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board of Directors is unable to serve, the proxy confers upon the holders thereof discretionary authority to vote for the election of such other person or persons as the Board of Directors may recommend.

    The Board of Directors will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company's Bylaws. See "Other Matters--Stockholder Proposals" for a summary of these requirements.

    Assuming the presence of a quorum, the three director nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

INFORMATION REGARDING NOMINEES AND DIRECTORS

    The following table and biographical descriptions set forth certain information with respect to the directors of the Company (including the Nominees), each of whom has served continuously since elected, based on information furnished to the Company by each such director. The following information is as of March 29, 1997, unless otherwise specified.

                                                                                                    AMOUNT AND
                                                              AMOUNT AND NATURE                     NATURE OF
                                                                OF BENEFICIAL                       BENEFICIAL
                                                  DIRECTOR      OWNERSHIP OF       PERCENT OF      OWNERSHIP OF    PERCENT OF
NAME                                    AGE         SINCE      COMMON STOCK(1)      CLASS(2)      OP UNITS(1)(3)    CLASS(4)
----------------------------------      ---      -----------  -----------------  ---------------  --------------  ------------
NOMINEES

Class Three:
Arthur M. Coppola(9)..............          45         1994     270,475(10)(11) 17)        *         1,443,316          6.25%
James S. Cownie...................          52         1994     109,458(8)(12)          *               --             --
Mace Siegel.......................          71         1994     162,525(6)(13)          *            3,514,316(14)      12.49%

CONTINUING DIRECTORS

Class One:
Edward C. Coppola(9)..............          42         1994     178,905(10)(15) 18)        *           841,368           3.7%
Fred S. Hubbell...................          45         1994      18,761(8)(16)          *               --             --
Dr. William P. Sexton.............          58         1994       8,761(8)              *               --             --

Class Two:
Dana K. Anderson..................          62         1994     103,275(5)(6)(19)        *           1,332,632(7)       5.26%
Theodore S. Hochstim..............          69         1994       9,761(8)              *               --             --
Stanley A. Moore..................          58         1994      18,761(8)              *               --             --

------------------------

 * The percentage of shares beneficially owned by any director does not exceed one percent of the Company's Common Stock.

 (1) Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock or OP Units (as defined in footnote 3 below) listed.

 (2) Assumes that none of the outstanding OP Units are redeemed for shares of Common Stock.

 (3) The Company is the sole general partner of, and owns an aggregate of 68% of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"). The Operating Partnership holds directly or indirectly substantially all of the Company's interests in certain regional and community shopping centers (the "Centers"). In connection with the formation of the Company and the Operating Partnership, as well as subsequent acquisitions of certain Centers, limited partner interests in the Operating Partnership ("OP Units") were issued to certain individuals in connection with the transfer of their interests in certain Centers. The OP Units are redeemable for cash or, at the election of the Company, shares of Common Stock.

 (4) Assumes that all OP Units held by the person are redeemed for shares of Common Stock and that none of the OP Units held by other persons are redeemed for shares of Common Stock, notwithstanding the percentage limitations under the Company's charter that limit the number of shares that may be acquired by such person.

 (5) Includes 1,000 shares held in trust by Mr. Anderson as trustee for the benefit of Mr. Anderson and his wife.

 (6) Includes 100,000 shares subject to options granted to this director under the Company's Stock Incentive Plan that are currently exercisable or exercisable within 60 days after the Record Date.

                                               (FOOTNOTES CONTINUE ON NEXT PAGE)

 (7) All 1,332,632 OP Units are held by Mr. Anderson as trustee of the Anderson Family Trust for the benefit of Mr. Anderson and his wife.

 (8) Includes 5,500 shares subject to options granted to this director under the 1994 Eligible Directors' Stock Option Plan (the "Director Plan") which are currently exercisable or exercisable within 60 days after the Record Date. Also includes 4,261 phantom stock units credited to this director under the terms of the Company's Eligible Directors' Deferred Compensation/Phantom Stock Plan (the "Director Phantom Stock Plan").

 (9)  Edward Coppola and Arthur Coppola are brothers.

(10) Includes 150,000 shares subject to options granted to this director under the Company's 1994 Stock Incentive Plan (the "Stock Incentive Plan") that are currently exercisable or exercisable within 60 days after the Record Date.

(11)  Includes 200 shares held by Mr. A. Coppola as custodian for his minor son.

(12) Includes 13,672 shares held in trust for the benefit of Mr. Cownie's minor children who reside at his home and 5,525 shares owned by Mr. Cownie's spouse or held by Mr. Cownie's spouse as custodian for legal wards as to which shares Mr. Cownie, in each case, has neither voting or investment power. Mr. Cownie disclaims beneficial ownership of all of the shares described in this footnote.

(13) Includes 37,700 shares held by Mr. Siegel's wife and 24,400 shares held by his adult daughter residing at his home as to which Mr. Siegel has neither voting or investment power and disclaims any beneficial ownership.

(14) Includes 1,295,421 OP Units owned by Mr. Siegel's spouse as to which Mr. Siegel has neither voting or investment power and disclaims any beneficial ownership.

(15) Includes 12,500 shares held by E.C. Coppola Family Limited Partnership (an entity controlled by Mr. E. Coppola) and 1,200 shares held by Mr. E. Coppola as custodian for his minor children.

(16) Includes 900 shares held in trust by Mr. Hubbell as trustee. Also includes 4,000 shares held by his wife as to which Mr. Hubbell has neither voting or investment power and disclaims any beneficial ownership.

(17) Includes 20,250 shares of restricted stock granted to Mr. A. Coppola under the terms of the Company's Stock Incentive Plan.

(18) Includes 15,180 shares of restricted stock granted to Mr. E. Coppola under the terms of the Company's Stock Incentive Plan.

(19) Includes 2,250 shares of restricted stock granted to Mr. Anderson under the terms of the Company's Stock Incentive Plan.

    The Company was formed on September 9, 1993 to continue the business of The Macerich Group, which had been engaged in the shopping center business since 1965. The principals of The Macerich Group consisted of Mace Siegel, Arthur Coppola, Dana Anderson, Edward Coppola, Richard Cohen and certain of their family members, relatives and business associates. The Company conducts all of its business through the Operating Partnership, the property partnerships that own title to the shopping centers (the "Property Partnerships") and two management companies, Macerich Property Management Company and Macerich Management Company (collectively, the "Management Companies"). The Management Companies provide property management, leasing and other related services to the Company's properties. The Operating Partnership owns 100% of the non-voting preferred stock of each of the Management Companies and all of the common stock of each such company is owned by Messrs. Siegel, A. Coppola, Anderson and E. Coppola (the "Principals"). See "Certain Transactions."

    The following provides certain biographical information with respect to all directors of the Company, including the Nominees.

    Dana K. Anderson has been Vice Chairman of the Board of Directors and Chief Operating Officer of the Company since its formation. Mr. Anderson has also served as Vice Chairman of the Board of

Directors and Chief Operating Officer of the Management Companies since 1992. Mr. Anderson has been with The Macerich Group since 1966 and acted as Executive Vice President of the Management Companies from 1979 to 1992. He has 31 years of shopping center experience with The Macerich Group and the Company and 36 years of experience in the real estate industry. Mr. Anderson is a member of the Board of Directors of Alvamar Development Corp. and Leander, Norway, Roddenberry Corp., an entertainment company.

    Arthur M. Coppola has been President and Chief Executive Officer of the Company since its formation. Mr. Coppola has also served as President and Chief Executive Officer of the Management Companies since 1992. From 1979 to 1992, Mr. Coppola was Executive Vice President of the Management Companies. Mr. Coppola has 21 years of experience in the shopping center industry, all of which has been with The Macerich Group and the Company. Mr. Coppola is a member of the Board of Directors of the Management Companies. Mr. Coppola is also an attorney and a certified public accountant.

    Edward C. Coppola has been the Executive Vice President and Director of Acquisitions of the Company since its formation. Mr. Coppola has also served as Director of Acquisitions of the Management Companies since 1987 and became Executive Vice President of the Management Companies in 1992. He has 19 years of shopping center experience with The Macerich Group and the Company. Mr. Coppola is also an attorney.

    James S. Cownie, currently a private investor, was the former Chairman of New Heritage Associates, a cable television operator with cable properties located in the Minneapolis/St. Paul, Minnesota area from 1991 to 1996. Prior to that, Mr. Cownie was Co-Founder and President of Heritage Communications, Inc., a cable television operator serving 22 states, from 1971 to 1990. Mr. Cownie is a member of the Board of Directors of Da-Lite Screen Company; Heritage Media Corporation; MARKETLINK, INC., a cable telemarketing firm; National By-Products, Inc.; Capital Value-Fund, Inc., a venture capital company; and Palmer Wireless.

    Theodore S. Hochstim has been a self-employed real estate consultant for various department store companies and major shopping center owners since 1983, and was employed as a retail real estate consultant by The Macerich Group from 1984 to March 1994. Previously, Mr. Hochstim was employed as a real estate executive by Sears Roebuck & Co. from 1967 to 1977 and by Federated Department Stores from 1977 to 1983. Mr. Hochstim currently serves on the Board of Directors and Audit Committee of Brown Brothers Harriman Trust Company of Texas, a trust company located in Dallas, Texas. Mr. Hochstim is also an attorney and a member of the Bar of New York and Texas.

    Fred S. Hubbell is Chairman, President and Chief Executive Officer of Equitable of Iowa Companies. Mr. Hubbell has served in his position as Chairman since May 1993 and as President and Chief Executive Officer since May 1989. Mr. Hubbell has also been the President and CEO of Equitable Life of Iowa, and Chairman of USG Annuity and Life Company. Mr. Hubbell has served in various capacities with The Equitable of Iowa Companies since 1983, in addition to serving as Chairman of Younker's, a department store chain and subsidiary of The Equitable of Iowa Companies, from 1985 until 1992 when the retail subsidiary was sold. Mr. Hubbell currently serves on the Board of Directors of Pioneer Hi-Bred International, Inc. and Equitable of Iowa Companies. Mr. Hubbell is also an attorney.

    Stanley A. Moore is Chief Executive Officer of Overton, Moore & Associates, Inc., which constructs and owns and manages office, industrial and mixed-use space and has served in such position since 1973. Mr. Moore also has been a director of Overton, Moore & Associates, Inc. since 1973. Mr. Moore is past president of the Southern California Chapter of the National Association of Industrial and Office Parks, and a board member of the Economic Resources Corporation of South Central Los Angeles and Torrance Limited Partners.

    Dr. William P. Sexton is Vice President, University Relations of the University of Notre Dame and has served in such position since 1983. Dr. Sexton is also a Full Professor in the Management Department and teaches in the University's Executive MBA Program. Dr. Sexton has been employed as a professor in the

Management Department of the Business School at Notre Dame since 1966. He currently serves on the Board of Directors of The St. Joseph Care Group and the Community Foundation in South Bend, Indiana.

    Mace Siegel has been Chairman of the Board of Directors of the Company since its formation. Mr. Siegel has also served as Chairman of the Board of Directors of the Management Companies since 1992. From 1965 to 1992, Mr. Siegel was President of the Management Companies. Mr. Siegel founded The Macerich Group in 1965 and has 44 years of experience in the shopping center business.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

    BOARD OF DIRECTORS. The Company is managed by a Board of Directors composed of nine members, a majority of whom are neither current nor former executive officers or employers of the Company. The Board of Directors met five times in 1996. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and of each committee on which he served during the year.

    EXECUTIVE COMMITTEE. The Executive Committee of the Board of Directors consists of Messrs. Moore, Siegel and A. Coppola and has such authority as is delegated by the Board of Directors, including authority to negotiate and implement acquisitions and to execute certain contracts and agreements with unaffiliated third parties. The primary purposes of the Executive Committee are
(i) to exercise, during intervals between meetings of the Board of Directors and subject to certain limitations, all of the powers of the full Board of Directors, (ii) to monitor and advise the Board of Directors on strategic business planning for the Company, and (iii) to deal with matters relating to the directors of the Company. The Executive Committee did not meet during 1996.

    AUDIT COMMITTEE. The Board's Audit Committee consists of Messrs. Hochstim and Hubbell, neither of whom is an officer or employee of the Company. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met three times during 1996; Mr. Hochstim attended all of the meetings, and Mr. Hubbell attended all but one of the meetings, of the Audit Committee.

    COMPENSATION COMMITTEE. The members of the Compensation Committee are Mr. Cownie and Dr. Sexton, neither of whom is an officer or employee of the Company. The Compensation Committee reviews and recommends to the Board of Directors compensation for the Company's officers and key employees, in addition to administering certain of the Company's employee benefit and stock plans. The Compensation Committee met four times during 1996; both Mr. Cownie and Dr. Sexton attended all of the meetings.

    The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the function of such a committee and will consider nominees, if any, for election to the Board of Directors who are recommended in accordance with the provisions of the Bylaws.

COMPENSATION OF DIRECTORS

    Non-employee directors are compensated for their services according to a standard arrangement authorized by resolution of the Board of Directors. Subject to elections under the Director Phantom Stock Plan, each non-employee director is entitled to an annual retainer fee of $18,000, payable in equal quarterly installments, plus a fee of $1,000 for each Board meeting attended. Non-employee directors attending any Committee meeting are also entitled to an additional fee of $1,000 for each Committee meeting attended, unless the Committee meeting is held on the day of, or on the day before or after, a meeting of the Board of Directors. The reasonable expenses incurred by each director in connection with the performance of the director's duties are also reimbursed by the Company. A Board member who is also an employee of the Company will not receive compensation for service as a director. Messrs. Siegel, A. Coppola, Anderson and
E. Coppola are the only directors who are also employees of the Company or a subsidiary.

    Pursuant to the terms of the Director Plan, each director of the Company who is not otherwise an employee of the Company or any of its subsidiaries or affiliates, on each December 31 commencing December 31, 1994, received and automatically will receive an annual grant of options to purchase 1,000 shares of Common Stock having an option price equal to 100% of the fair market value of the Common Stock at the date of grant of such option. Under the Director Plan, each non-employee director, upon joining the Board of Directors, will also receive an initial grant of options to purchase 2,500 shares of Common Stock having an option price equal to 100% of the fair market value of the Common Stock as of such date. On December 31, 1996, Messrs. Cownie, Hochstim, Hubbell and Moore and Dr. Sexton were each granted options under the Director Plan to purchase 1,000 shares of Common Stock at a price of $26.125 per share. These options become fully exercisable on the date which is six months after the date of grant. The options generally expire on the earlier of twelve months after a termination of service or ten years after the date of grant.

    The Director Phantom Stock Plan offers eligible directors the opportunity to defer compensation for up to three years and to receive that compensation (to the extent that it is actually earned) in shares of Common Stock rather than in cash after termination of service or a predetermined period, and will be accelerated in the event of a Change in Control. Such compensation includes the annual retainer, regular meeting fees and special meeting fees payable by the Company to an eligible director. Deferred amounts are credited as stock units at the beginning of the period based on the then current market price of the Common Stock. Stock unit balances are credited with dividend equivalents (priced at market) and are ultimately paid out in shares on a 1:1 basis. A maximum of 250,000 shares of Common Stock may be issued in total under the Director Phantom Stock Plan, subject to certain customary adjustments. In 1996, Messrs. Cownie, Hochstim, Hubbell and Moore and Dr. Sexton were each credited with 367.95 dividend equivalent stock units under the Director Phantom Stock Plan.

EXECUTIVE AND SENIOR OFFICERS

    The following table sets forth the names, ages and positions of the executive officers of the Company, the date each became an officer of the Company, and the number of shares of the Company's Common Stock and OP Units beneficially owned by each of them as of March 29, 1997. Executive officers of the Company serve at the pleasure of the Board of Directors. All of the executive officers of the Company have employment agreements with the Company.

                                                                                                                   AMOUNT AND
                                                                             AMOUNT AND NATURE                      NATURE OF
                                                                               OF BENEFICIAL                       BENEFICIAL
                                                                  OFFICER       OWNERSHIP OF       PERCENT OF     OWNERSHIP OF
NAME                        AGE              POSITION              SINCE      COMMON STOCK(1)       CLASS(2)       OP UNITS(1)
----------------------      ---      -------------------------  -----------  ------------------  ---------------  -------------
Mace Siegel...........          71   Chairman of the Board of         1993      162,525(4)(5)           *          3,514,316(6)
                                     Directors
Arthur M. Coppola.....          45   President and Chief              1993      270,475(7)(8)(17)        *         1,443,316
                                     Executive Officer
Dana K. Anderson......          62   Vice Chairman of the             1993      103,275(4)(9)           *          1,332,632(10)
                                     Board of Directors and
                                     Chief Operating Officer
Edward C. Coppola.....          42   Executive Vice President         1993      178,905(7)(11)(18)        *          841,368
                                     and Director of
                                     Acquisitions
Thomas E. O'Hern......          41   Senior Vice President,           1993       51,383(12)(13) 15)        *           --
                                     Chief Financial Officer
                                     and Treasurer
Richard A. Bayer......          47   General Counsel and              1994       36,452(14)(16)         *              --
                                     Secretary

                         PERCENT OF
NAME                      CLASS(3)
----------------------  ------------
Mace Siegel...........       12.49%
Arthur M. Coppola.....        6.25%
Dana K. Anderson......        5.26%
Edward C. Coppola.....         3.7%
Thomas E. O'Hern......       *
Richard A. Bayer......       *

------------------------

 * The percentage of shares beneficially owned by any executive officer does not exceed one percent of the Company's Common Stock.

                                                 (FOOTNOTES APPEAR ON NEXT PAGE)

 (1) Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock or OP Units listed.

 (2) Assumes that none of the outstanding OP Units are redeemed for shares of Common Stock.

 (3) Assumes that all OP Units held by one person are redeemed for shares of Common Stock and that none of the OP Units held by other persons are redeemed for shares of Common Stock, notwithstanding the percentage limitations under the Company's charter which limit the number of shares that may be acquired by such person.

 (4) Includes 100,000 shares subject to options granted to this executive officer under the Company's Stock Incentive Plan which are currently exercisable or exercisable within 60 days after the Record Date.

 (5) Includes 37,700 shares held by Mr. Siegel's wife and 24,400 shares held by his adult daughter residing at his home, as to which shares Mr. Siegel has neither voting or investment power and disclaims any beneficial ownership.

 (6) Includes 1,295,421 OP Units owned by Mr. Siegel's spouse, as to which shares Mr. Siegel has neither voting or investment power and disclaims any beneficial ownership.

 (7) Includes 150,000 shares subject to options granted to this executive officer under the Company's Stock Incentive Plan that are currently exercisable or exercisable within 60 days after the Record Date.

 (8)  Includes 200 shares held by Mr. A. Coppola as custodian for his minor son.

 (9) Includes 1,000 shares held in trust by Mr. Anderson as trustee for the benefit of Mr. Anderson and his wife.

(10) All 1,332,632 OP Units are held by Mr. Anderson as trustee of the Anderson Family Trust for the benefit of Mr. Anderson and his wife.

(11) Includes 10,000 shares held by the E.C. Coppola Family Limited Partnership (an entity controlled by Mr. E. Coppola) and 1,200 shares held by Mr. E. Coppola as custodian for his minor children.

(12) Includes 43,333 shares subject to options granted to this executive officer under the Company's Stock Incentive Plan that are currently exercisable or exercisable within 60 days after the Record Date.

(13)  Includes 959 shares held by Mr. O'Hern as custodian for his minor sons.

(14) Includes 28,333 shares subject to options granted to Mr. Bayer under the Company's Stock Incentive Plan that are currently exercisable or exercisable within 60 days after the Record Date, and 900 shares held by Mr. Bayer as custodian for his minor children.

(15) Includes 6,591 shares of restricted stock granted to Mr. O'Hern under the Company's Stock Incentive Plan.

(16) Includes 6,219 shares of restricted stock granted to Mr. Bayer under the Company's Stock Incentive Plan.

(17) Includes 20,250 shares of restricted stock granted to Mr. A. Coppola under the terms of the Company's Stock Incentive Plan.

(18) Includes 15,180 shares of restricted stock granted to Mr. E. Coppola under the terms of the Company's Stock Incentive Plan.

    Biographical information concerning Messrs. Siegel, A. Coppola, Anderson and
E. Coppola is set forth under the caption "Information Regarding Nominees and Directors."

    Thomas E. O'Hern has been Senior Vice President, Chief Financial Officer and Treasurer of the Company and the Management Companies since July 1994. From the formation of the Company to July 1994, Mr. O'Hern served as Senior Vice President, Chief Accounting Officer, Treasurer and Secretary of the Company. In addition, he served as the Senior Vice President, Chief Accounting Officer, Treasurer and Secretary of the Management Companies from May 1993 to July 1994. Prior to joining The Macerich Group in May 1993, Mr. O'Hern held the position of Chief Financial Officer with Sierra Pacific Properties, Inc. from March 1992 to May 1993 and The Riley-Pearlman Company from March 1988 to March 1992. Both firms are owners and developers of commercial real estate, primarily retail properties. Mr. O'Hern is a certified public accountant. He has over 17 years of experience in retail real estate and real estate specific public accounting.

    Richard A. Bayer has been General Counsel and Secretary of the Company since July 28, 1994, and has been General Counsel and Secretary of the Management Companies since May 23, 1994. Prior to joining the Company in May 1994, he was a Special Counsel in the Real Estate and Natural Resources Department of the law firm of O'Melveny & Myers LLP for three years, after serving as an Associate there for eight years. From 1972 to 1983, Mr. Bayer held various professional positions at the University of California, San Diego, including Resident Dean of Revelle College, and Associate Dean of Students.

    In addition, certain individuals serve as officers of the Management Companies, and in so doing are expected to make significant contributions to the business of the Company. Such officers, their ages and their positions are set forth in the following table. Officers of the Management Companies serve at the pleasure of the Board of Directors of the Management Companies.

NAME                                AGE                                POSITION                              OFFICER SINCE
------------------------------      ---      -------------------------------------------------------------  ---------------
Scott W. Burchard.............          43   Senior Vice President/Co-Director of Operations                        1987
Lori A. Gatto.................          35   Senior Vice President/Director of Asset Management                     1992
Larry E. Sidwell..............          53   Senior Vice President of Development                                   1997
Dane F. Smith.................          45   Senior Vice President/Director of Leasing                              1985
Stephen L. Spector............          38   Associate General Counsel/Director of Legal Affairs                    1990
Tom Unis......................          42   Vice President/National Leasing Manager                                1996
Charles P. Waldron............          40   Senior Vice President/Co-Director of Operations                        1987

    Scott W. Burchard has been Senior Vice President/Co-Director of Operations of the Management Companies since 1987. His responsibilities include supervision of the management, marketing, maintenance, security and human resources divisions of the Management Companies. Mr. Burchard has 20 years of experience with The Macerich Group and the Management Companies.

    Lori A. Gatto was appointed Senior Vice President/Director of Asset Management of the Management Companies in March 1995. She is responsible for the asset management of the Company's portfolio as well as properties managed for third parties. She also handles joint venture relationships for the Company. Ms. Gatto was previously a Vice President, and has been an officer of the Management Companies since 1992. Ms. Gatto has seven years of experience with The Macerich Group and the Management Companies. Her prior experience includes four years as Representative of Production and Development for The Northwestern Mutual Life Insurance Company, where she was responsible for the placement of debt and equity real estate investments.

    Larry E. Sidwell was appointed Senior Vice President of Development of the Management Companies in February, 1997. He is responsible for the Company's redevelopment and expansion activities involving anchor tenants. Mr. Sidwell held various positions with The May Department Stores Company during the period from April, 1983 until joining the Company in 1997, including Vice President of the Western Region, and Senior Vice President of May Realty, Inc. Mr. Sidwell was Director of Development of C.B.L & Associates, Inc. from December, 1981 until March 1983, and prior to that held various positions with Sears, Roebuck and Co. during the period commencing in July, 1969, including Vice President, Development for the Western Region for Homart Development Co.

    Dane F. Smith is the Senior Vice President/Director of Leasing of the Management Companies. Mr. Smith has been Senior Vice President of the Management Companies since March 1989. He has also served as Director of Leasing of the Management Companies since May 1985. His responsibilities include supervision of all leasing personnel for the Management Companies. Mr. Smith is also involved in department store relationships and lease negotiations. Mr. Smith has 21 years of experience with The Macerich Group and the Management Companies.

    Stephen L. Spector was appointed Director of Legal Affairs of the Management Companies in September 1995. Since 1990 he has been Associate General Counsel of the Management Companies. His responsibilities include the supervision of the Management Companies legal department. Mr. Spector has 8 years of experience with The Macerich Group and the Management Companies. His prior experience includes 5 years with Los Angeles based law firms specializing in real estate, corporate and securities law matters.

    Tom Unis was appointed Vice President, National Leasing Manager of the Management Companies in July, 1996. He is responsible for coordinating all of the day-to-day activities of the Management Company's leasing team. Mr. Unis was previously a member of the Company's acquisition team, and was Director of Specialty Leasing for the Company. Mr. Unis has 12 years of experience with The Macerich Group and the Management Companies.

    Charles P. Waldron has been Senior Vice President/Co-Director of Operations of the Management Companies since 1987. His responsibilities include supervision of the management, marketing, maintenance, security and human resources divisions of the Management Companies. Mr. Waldron has 19 years of experience with The Macerich Group and the Management Companies.

EXECUTIVE COMPENSATION

    The following table and accompanying notes show for the Chief Executive Officer and the four next most highly compensated executive officers of the Company, as of December 31, 1996, the aggregate indicated compensation paid by the Company and the Management Companies to such persons during 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                         ANNUAL               COMPENSATION AWARDS
                                                    COMPENSATION(1)     -------------------------------
                                                  --------------------   RESTRICTED       SECURITIES       ALL OTHER
                                                   SALARY                   STOCK         UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION              YEAR      ($)(2)    BONUS ($)  AWARDS($)(3)   OPTIONS/SARS(#)      ($)(4)
-------------------------------------  ---------  ---------  ---------  -------------  ----------------  -------------
Mace Siegel .........................       1996    241,200     --           --               --               9,648
  Chairman of the Board of Directors        1995    241,200     --           --               --               2,800
                                            1994    183,628     --           --              100,000          84,687

Arthur M. Coppola ...................       1996    261,839     --           243,281         150,000          10,473
  President and Chief Executive             1995    251,200     --           --               --              --
  Officer                                   1994    206,952     --           --              150,000          30,000

Dana K. Anderson ....................       1996    224,301     --            48,656          25,000           8,972
  Vice Chairman of the Board of             1995    221,200     --           --               --              --
  Directors and Chief Operating             1994    214,809     --           --              100,000          25,081
  Officer

Edward C. Coppola ...................       1996    206,455     --           189,219         100,000          11,358
  Executive Vice President and              1995    201,200     --           --               --               9,820
  Director of Acquisitions                  1994    191,320     --           --              150,000           4,500

Thomas E. O'Hern ....................       1996    180,384     65,000        45,373          --              11,576
  Senior Vice President, Chief              1995    141,612     12,500       --               50,000          10,223
  Financial Officer and Treasurer           1994    127,018     50,000       --               25,000          11,274

------------------------

(1) The Company provides vehicle allowances to certain employees, including the executives listed above, the value of which is not included in the table above and which in no case exceeded the lesser of $50,000 or 10% of the annual salary and bonus of the executive.

(2) No compensation was paid by the Company to these executive officers prior to its initial public offering ("IPO") on March 16, 1994. Amounts given reflect actual base salary earned and received from (i) the Company since March 16, 1994 and (ii) the Management Companies during the period of January 1, 1994 through March 15, 1994. In addition, salary earned but deferred under the Company's deferred compensation plans at the election of those officers is also included in such amounts. Under split dollar life insurance arrangements with Messrs. Siegel, A. Coppola, Anderson and E. Coppola, the Company has used some portion of the amounts deferred to pay the component of the premium attributable to the whole life element of a life insurance policy for each executive. The component of the premium attributable to the term element of the policy is not paid by the Company.

(3) Dollar amount shown equals number of shares of restricted stock granted multiplied by the stock price on grant date. This valuation does not take into account the diminution in value attributable to the restrictions applicable to the shares. The number and dollar value of shares of restricted stock held on December 31, 1996, based on a closing price of Macerich common stock on December 31, 1996 of $26.125, were: Arthur M. Coppola -- 11,250 shares ($293,906); Dana K. Anderson -- 2,250 shares ($58,781); Edward C. Coppola -- 8,750 shares ($228,594); Thomas E. O'Hern -- 2,312 shares ($60,401). Restricted stock shares vest over a five-year period, with 20% of the shares vesting on each

                                               (FOOTNOTES CONTINUE ON NEXT PAGE)
     of the first, second, third, fourth and fifth anniversary of the grant date. Dividends are paid on all shares of restricted stock at the same rate as on unrestricted shares.

(4) For each of Messrs. Siegel, A. Coppola and Anderson, amounts shown for 1996 represent matching deferred compensation contributions by the Company as determined by the Board of Directors annually under certain deferred compensation plans. Amounts shown for 1996 for each of Mr. E. Coppola and Mr. O'Hern include $8,258 and $7,076, respectively, in the form of deferred compensation contributions by the Company, and $3,100 and $4,500, respectively, in the form of profit sharing contributions by the Company as determined by the Board of Directors annually under the Company's 401k profit sharing plan.

EMPLOYMENT AND TERMINATION BENEFIT AGREEMENTS

    The Company entered into employment agreements on March 16, 1994 with Messrs. Siegel, A. Coppola, Anderson and E. Coppola which provide for various benefits, including annual base salaries of not less than $240,000, $250,000, $220,000 and $200,000, respectively. The agreements provide that the executive officers serve in their positions for an initial period of five years from the date thereof. The Company also entered into an employment agreement with Mr. O'Hern on September 1, 1996 which provides for various benefits, including an annual base salary of not less than $175,000. Mr. O'Hern's agreement provides that he will serve in his position for an initial period of 2 1/2 years from the date thereof. All of the agreements also provide for automatic one-year extensions when one year of the term, as extended, remains.

    The agreements provide for various payments to the executive officer or his beneficiaries in the event of his death, disability or termination or a change in control. In the event of death or disability, during the remainder of the term of the agreement, the Company will continue to pay the executive or beneficiaries, as applicable, the executive's annual base salary at the same time and in the same manner as if he had continued to perform services under the agreement. In addition, the executive or his surviving spouse is entitled to receive the same level of health insurance provided to other executives of the Company. If the executive's employment is terminated by the Company for cause, the agreement terminates without further obligation to the executive except for
(i) payment in cash within 30 days of the termination date of an amount equal to the executive's annual base salary through the termination date and any accrued vacation pay, (ii) payment of any compensation previously deferred by the executive in accordance with the terms of the plan or agreement under which such compensation was deferred; and (iii) payment of any amounts due pursuant to the terms of any applicable welfare benefit plans. "Cause" means the Company, acting in good faith based upon information been known to the Company, determines that the employee has (i) failed to perform in a material respect his obligations under the agreement, (ii) been convicted of a felony, or (iii) committed a material act of fraud, dishonesty or gross misconduct that is materially injurious to the Company.

    The agreements further provide that if, within two years following a change in control, the executive officer's employment is terminated other than for cause or he terminates his employment for "good reason," such executive officer will be entitled to receive by cashier's check an amount equal to the sum of the highest annual salary in effect during the three years preceding the change in control and the highest bonus award received under the Incentive Compensation Plan for any calendar year prior to the change in control. "Good reason" includes diminution in authority, reduction in compensation, change of location or adverse modification of bonus, benefit plans or fringe benefits. However, in no event would such termination payments exceed specified Code limits or include parachute payments that exceed 2.99 times the average annual taxable compensation received by the executive officer for the five years preceding the year in which the change in control occurs. "Change in control" means the dissolution, liquidation, merger, consolidation, reorganization, or sale of substantially all the assets of the Company, or the acquisition of more than 20% of the Company's securities by any person.

    In addition, the Company has established an executive officer salary deferral plan for Messrs. Siegel, A. Coppola, Anderson and E. Coppola pursuant to which participants are entitled to defer compensation until the earlier of a specified date established by the participant or his death. This plan provides that participants are at all times 100% vested in all amounts credited to their accounts.

OPTION GRANTS

    OPTION GRANTS IN FISCAL YEAR 1996. The following table sets forth the options granted with respect to the fiscal year ended December 31, 1996 to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers. The Company has not granted any stock appreciation rights.

                       OPTION GRANTS IN FISCAL YEAR 1996

                                                          INDIVIDUAL GRANTS
                                       --------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                                         NUMBER OF                                               AT ASSUMED ANNUAL RATES OF
                                          SHARES      PERCENT OF TOTAL   EXERCISE                 STOCK PRICE APPRECIATION
                                        UNDERLYING     OPTIONS GRANTED    OR BASE                    FOR OPTION TERM(1)
                                          OPTIONS      TO EMPLOYEES IN     PRICE    EXPIRATION   --------------------------
NAME                                   GRANTED(#)(2)     FISCAL YEAR     ($/SH)(3)     DATE         5%($)         10%($)
-------------------------------------  -------------  -----------------  ---------  -----------  ------------  ------------
Mace Siegel..........................            0               0%         --          --            --            --
Arthur M. Coppola....................      150,000              55%      $  21.625    08/05/06   $  2,039,250  $  5,169,750
Dana K. Anderson.....................       25,000               9%         21.625    08/05/06        339,875       861,625
Edward C. Coppola....................      100,000              36%         21.625    08/05/06      1,359,500     3,446,500
Thomas E. O'Hern.....................            0               0%         --          --            --            --

------------------------

(1) The amounts under the columns labeled "5%" and "10%" are included pursuant to certain rules promulgated by the Commission and are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. Such amounts are based on the assumption that the named persons hold the options granted for their full ten-year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's Common Stock over the exercise price on the date the option is exercised.

(2) Stock options were granted under the Stock Incentive Plan on August 6, 1996 with an exercise price equal to $21.625 per share, for a term (subject to earlier termination following a termination of employment or change in control) of ten years, and exercisable no earlier than the first anniversary of the date of grant. The options vest in three equal annual installments. Options under the Stock Incentive Plan may result in payments following the resignation or other termination of employment with the Company or as a result of a change in control. Vested options under the Stock Incentive Plan generally must be exercised within a period of twelve months following a termination by reason of death or disability, and three months following a termination for other reasons except for cause, unless the Compensation Committee otherwise provides. The Stock Incentive Plan permits the Compensation Committee, which administers the Stock Incentive Plan, to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances as the Compensation Committee shall determine, including a change in control, but an option will not be accelerated to a date less than six months after its grant date.

(3) The exercise price may be paid in any combination of cash, promissory notes and shares of Common Stock or pursuant to certain cashless exercise procedures, in each case as permitted under the Stock Incentive Plan. In addition, holders may be permitted to offset or surrender shares or deliver already owned shares in satisfaction of applicable tax withholding requirements.

    OPTION EXERCISES AND YEAR-END HOLDINGS. None of the named executive officers exercised any options in 1996. The following table sets forth information regarding the number and value of options held at the end of the 1996 by the Company's Chief Executive Officer and four other most highly compensated executive officers.

                       FISCAL YEAR-END 1996 OPTION VALUES

                                                         NUMBER OF
                                                        SECURITIES              VALUE OF
                                                        UNDERLYING            UNEXERCISED
                                                    UNEXERCISED OPTIONS       IN-THE-MONEY
                                                         AT FISCAL         OPTIONS AT FISCAL
                                                        YEAR-END(#)          YEAR END($)(1)
                                                    -------------------   --------------------
                                                       EXERCISABLE/           EXERCISABLE/
NAME                                                   UNEXERCISABLE         UNEXERCISABLE
--------------------------------------------------  -------------------   --------------------
Mace Siegel.......................................     66,666/ 33,334      474,995/  237,505
Arthur M. Coppola.................................    100,000/200,000      712,500/1,031,250
Dana K. Anderson..................................     66,666/ 58,334      474,995/  350,005
Edward C. Coppola.................................    100,000/150,000      712,500/  806,250
Thomas E. O'Hern..................................     58,333/ 16,667      396,873/   97,919

------------------------

(1) This amount represents solely the difference between the market value at December 31, 1996 ($26.125) of those unexercised options which had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of the options. No assumptions or representations regarding the "value" of such options are made or intended.

CERTAIN TRANSACTIONS

    The following provides a description of certain relationships and related transactions between various directors and executive officers of the Company and the Company or its subsidiaries.

    MANAGEMENT COMPANIES. All of the common stock of the Management Companies is owned by the Principals, which enables the Principals to control the election of the board of directors of each of the Management Companies. The Operating Partnership owns all of the non-voting preferred stock of the Management Companies, which is generally entitled to dividends equal to 95% of the net cash flow of the Management Companies.

    The Management Companies provide property management, leasing and other related services to nine community shopping centers in which Mr. Siegel has interests. Under the terms of the applicable management agreements, the Management Companies are reimbursed for compensation paid to on-site employees, leasing agents and redevelopment and construction staff, and other administrative expenses. In addition, the Management Companies earn a management fee equal to approximately one and one-half to five percent of gross rental revenue. Management fees earned from services provided to these community shopping centers during the year ended December 31, 1996 were $215,268.

    Pursuant to the management agreements, the Operating Partnership and certain Property Partnerships engage the Management Companies to provide property management, leasing and other related services to the Centers. Under the terms of the management agreements, the Management Companies are reimbursed for compensation paid to on-site mall employees, leasing agents and redevelopment and construction staff, and other administrative expenses. In addition, the Management Companies earn a management fee typically equal to one and one-half to five percent of gross rental revenue. Management fees paid to the Management Companies for services provided to the Centers during the year ended December 31, 1996 were $1,788,000.

    GUARANTEES. The Principals have guaranteed mortgage loans encumbering two Centers. The aggregate principal amount of the two loans is approximately $23,750,000, of which a portion is guaranteed by the Principals as follows: Mr. Siegel $11,864,880; Mr. A. Coppola $4,391,220; Mr. Anderson $6,327,935; and Mr.
E. Coppola $3,708,803.

    THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH INCLUDED IN THIS PROXY STATEMENT SHALL NOT BE DEEMED FILED UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT OR THE STOCK PERFORMANCE GRAPH BY REFERENCE THEREIN, AND SHALL NOT BE DEEMED SOLICITING MATERIAL OR OTHERWISE DEEMED FILED UNDER EITHER OF SUCH ACTS.

                      REPORT OF THE COMPENSATION COMMITTEE

    THE COMPENSATION COMMITTEE. Mr. Cownie and Dr. Sexton are the two members of the Compensation Committee (the "Committee"). The Committee reviews and recommends to the Board of Directors compensation for the Company's officers and key employees and administers certain of the Company's employee benefit and stock plans, with authority to authorize awards under the Company's stock incentive plan.

    OBJECTIVES OF THE COMPANY'S EXECUTIVE COMPENSATION PROGRAM. The Company's executive compensation program is intended to attract, retain and reward experienced, highly motivated executives who are capable of leading the Company effectively and continuing its growth. The Company's objective has been to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives to achieve the business objectives of the Company. The Committee intends to target aggregate compensation levels at rates that are reflective of current practices of comparable companies in the real estate investment trust ("REIT") industry, particularly companies that own retail malls.

    ELEMENTS OF THE PROGRAM. The Company's executive compensation program includes three principal elements, each of which is intended to serve the overall compensation philosophy of the Company. FIRST, the executive's base salary is intended to create a minimum level of compensation that is reasonably competitive with other retail mall REITs. SECOND, the Company uses stock options, restricted stock and may use other stock awards under its 1994 Stock Incentive Plan as a long-term incentive. The Company believes that these types of awards are an important means to link the interests of management and stockholders and to encourage management to adopt a longer term perspective. FINALLY, the Company has established an incentive compensation plan for executive officers under which bonuses, which may be paid in cash or in the form of restricted stock, are awarded based upon the Committee's subjective assessment of each individual's contributions to the Company and the achievement of individual and corporate performance goals. The objective of the incentive compensation plan is to motivate and reward executives for performance that benefited the Company and to recognize the contribution of its executive officers. The amount of the bonus award is based on a formula determined for each executive officer by the Committee but will not exceed 70% of base salary. The Company developed specific performance criteria for some individual executives in 1996 (which were generally tied to increases in FFO per share and the number of accretive acquisitions completed), and will continue to develop specific performance criteria for additional executives during 1997. Executive officers of the Company further participate in certain deferred compensation plans, and the top four executive officers also participate in a split dollar life insurance arrangement, to assist them in their tax and estate planning. In addition, the executive officers are eligible to receive other benefits such as medical and retirement benefits.

    COMPETITIVE COMPENSATION COMPARISONS. In connection with its IPO in 1994, the Company undertook a review of certain companies in the REIT industry of comparable size and management structure selected by management and the participating underwriters to determine reasonable and competitive compensation levels for the Company's chief executive officer and other executive officers. The review focused on the compensation levels established by those companies in connection with their respective initial public offerings. Since the Company had no operating history, the initial compensation of Arthur Coppola and the executive officers was subjectively set by the Board of Directors within a range developed through this review process. In 1995, the Committee commissioned FPL Associates ("FPL"), an outside compensation consultant, to conduct a comprehensive analysis of the Company's compensation program for key executives (the "1995 Compensation Study"). In 1996, the Committee commissioned FPL to assist the Committee in the development of a competitive total compensation program for Mr. Coppola and the three other most senior executive officers (the "1996 Compensation Study"). Both the 1995 and 1996 Compensation Studies included a comparison of the Company's compensation program with the compensation programs of similar companies in the REIT industry, including retail mall owners.

    CEO COMPENSATION. Mr. Coppola's minimum base compensation, which is specified in his employment agreement with the Company, was established in connection with the Company's IPO in 1994. This employment agreement provides for a minimum annual base salary equal to at least $250,000 until March 16, 1999. This base salary is reviewed by the Committee on an annual basis and is subject to discretionary increases that generally are based on individual and corporate performance and competitive, economic and other factors, including subjective factors, deemed relevant by the Committee. The results of the 1996 Compensation Study disclosed that Mr. Coppola's base salary was low compared to his peers in the REIT industry and including retail mall owners. As a result, effective November 6, 1996, Mr. Coppola's salary was increased to $350,000 per year. Mr. Coppola's aggregate salary for 1996 totalled $261,839.

    In addition to Mr. Coppola's base salary, as the long-term incentive component of Mr. Coppola's compensation, in 1996 the Committee granted to Mr. Coppola 11,250 shares of restricted stock that will vest over a 5-year period, and 150,000 stock options that will vest over a 3-year period, in each case subject to certain conditions. For details of these grants, see the table captioned "Summary Compensation Table" and the discussion beginning at page 11 of this Proxy Statement. Mr. Coppola's long-term incentive compensation grants were based upon recommendations contained in the 1996 Compensation Study in order to maintain Mr. Coppola's long-term incentive compensation at a level which is competitive to that of his peers in the REIT industry and including retail mall owners, and were made on a basis which is consistent with the philosophy of granting long-term incentive grants made to other executives of the Company as described elsewhere in this report..

    OTHER EXECUTIVE OFFICERS. The other executive officers also received base salary, bonus salary grants under the Company's incentive compensation plan, and equity-based incentive compensation in the form of restricted stock awards in 1996. The amounts of the base salaries, bonus salary grants and the restricted stock grants for the executive officers were established subjectively within the range developed through the 1995 and 1996 Compensation Studies and the above-described analysis of comparable compensation levels relative to each executive officer's position with the Company. All of the named executives are entitled to receive minimum specified annual base salaries as set forth in their respective employment agreements with the Company, which were executed in connection with the Company's IPO. The Committee contemplates that any annual increases will also generally be based on substantially the same criteria that will be used for Mr. Coppola.

    For all of the executive officers, the Committee considers stock options and restricted stock grants to be important components of the compensation mix because they provide executives with a promise of longer term rewards directly linked to increased share values. With respect to Mr. Siegel and Mr. Anderson, the Committee believes increases in the value of their existing holdings of Common Stock and OP Units currently are an appropriate long-term incentive. However, upon the recommendation of the CEO, additional options were granted to certain other executive officers in 1996, based on the results of the 1995 and 1996 Compensation Studies as well as the Committee's evaluation of individual and corporate performance, including the successful completion of acquisitions and increases in Funds From Operations.

    SECTION 162(M) ISSUES. The Commission requires that this report comment upon the Company's policy with respect to Section 162(m) of the Code, which limits the deductibility on the Company's tax return of compensation over $1 million to certain executive officers of the Company unless, in general, the compensation is paid pursuant to a plan which, among other conditions, is performance-related, non-discretionary and has been approved by the Company's stockholders. The Committee's policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible to the extent permitted, while preserving the authority to pay compensation that may not be deductible if that is considered advisable to appropriately reward Company executives for their performance. The Company did not pay any compensation during 1996 that would be subject to the Section 162(m) limitation.
                            ------------------------

                     MEMBERS OF THE COMPENSATION COMMITTEE

                                James S. Cownie

                             Dr. William P. Sexton

                            STOCK PERFORMANCE GRAPH

    The following graph provides a comparison, from the Company's IPO in March 1994, of the cumulative total stockholder return (assuming reinvestment of dividends) of the Company, the Standard & Poor's ("S&P") 500 Index and the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") Equity REIT Total Return Index (the "NAREIT Index"), an industry index of 175 REITs (including the Company). The NAREIT Index includes REITs with 75% or more of their gross invested book value of assets invested directly or indirectly in the equity ownership of real estate.

    The graph assumes that the shares of the Company's Common Stock were purchased at the IPO price of $19.00 per share and that the value of the investment in each of the Company's Common Stock and the indices was $100 at the beginning of the period. The graph further assumes the reinvestment of dividends. The initial period for the NAREIT Index is February 28, 1994 because the NAREIT Index is only published monthly based on the last closing prices of the preceding month.

    Upon written request directed to the Secretary of the Company, the Company will provide any stockholder with a list of the REITs included in the Index. The historical information set forth below is not necessarily indicative of future performance. Data for the NAREIT Index and the S&P 500 Index were provided to the Company by NAREIT and Bloomberg, respectively.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                TOTAL RETURN PERFORMANCE

                 MACERICH COMPANY       S&P 500    NAREIT EQUITY INDEX
03/09/1994     $100.00                   $100.00    $100.00
12/31/1994      117.60                    100.62      97.16
04/30/1995      112.94                    113.67      96.98
08/31/1995      122.10                    125.28     105.72
12/31/1995      119.51                    138.43     111.99
04/30/1996      118.26                    148.01     115.12
08/31/1996      136.45                    148.73     125.28
12/31/1996      168.92                    170.07     151.49

                                                                            PERIOD ENDING
                                     --------------------------------------------------------------------------------------------
INDEX                                 3/9/94     12/31/94     4/30/95    8/31/95    12/31/95     4/30/96    8/31/96    12/31/96
-----------------------------------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
Macerich Company...................     100.00      117.60      112.94     122.10      119.51      118.26     136.45      168.92
S&P 500............................     100.00      100.62      113.67     125.28      138.43      148.01     148.73      170.07
NAREIT Equity Index................     100.00       97.16       96.98     105.72      111.99      115.12     125.28      151.49

                             PRINCIPAL STOCKHOLDERS

    Except as otherwise noted, the following table sets forth information as of March 29, 1997 with respect to the only persons known by the Company to own beneficially more than 5% of the outstanding shares of its Common Stock, based upon Schedule 13G reports filed with the Commission, and the number of shares of the Company's Common Stock beneficially owned by its executive officers and directors as a group. Each of the persons listed below which has reported that it may be considered a beneficial owner of more than 5% of the Company's outstanding shares of Common Stock has certified that, to the best of its knowledge and belief, the shares were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Company and were not acquired in connection with or as a participant in any transaction having such purpose or effect. The number of shares of the Company's Common Stock beneficially owned by each director is set forth in "Information Regarding Nominees and Directors" and by each named executive officer is set forth in "Executive Officers."

                                                                                            AMOUNT AND
                                                                                             NATURE OF
                                                                                            BENEFICIAL   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                         OWNERSHIP      CLASS
------------------------------------------------------------------------------------------  -----------  -----------
Cohen and Steers Capital Management Inc.(1) ..............................................   3,604,500       13.96%
  757 Third Avenue
  New York, New York 10017

FMR Corp.(2) .............................................................................   3,249,100       12.59%
  82 Devonshire Street
  Boston, Massachusetts

Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D.
  Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurance Mutuelle (AXA Courtage
  was formerly known as Uni Europe Assurance Mutuelle), as a group (collectively, the
  "Mutuelles AXA"), AXA and The Equitable Companies Incorporated (3)......................   2,516,222        9.75%

All directors and executive officers as a group (11 persons) (4)..........................     968,480        3.66%

------------------------

(1) The Schedule 13G indicates that the reporting entity is a registered investment adviser and that the reporting entity has sole voting power with respect to 3,105,100 of such shares and sole dispositive power with respect to all of such shares.

(2) The Schedule 13G indicates that the reporting entity is a parent holding company and as such is considered the beneficial owner in the aggregate of the shares listed in the table. The Schedule 13G also indicates that the reporting entity has sole voting power with respect to 128,400 of such shares and sole dispositive power with respect to all of such shares.

(3) These entities made a joint filing on Schedule 13G indicating that the Mutuelles AXA, as a group, AXA and the Equitable Companies were each a parent holding company and as such were each considered the beneficial owner of such shares. Mutuelles AXA, as a group, and AXA each expressly declared that the filing of the Schedule 13G was not an admission that it is, for purposes of Section 13(d) of the Exchange Act, the beneficial owner of such shares. Certain subsidiaries of the Equitable Companies Incorporated, The Equitable Life Assurance Society of the United States ("Equitable Life") and Alliance Capital Management L.P. ("Alliance Capital") have voting and dispositive power with respect to these shares as follows: Equitable Life has sole voting power with respect to 3,400 of such shares, shared voting power with respect to 169,900 of such shares and sole dispositive power with respect to 173,300 of such shares; and Alliance Capital has sole voting power with respect to 2,338,322 of such shares and sole dispositive power with respect to 2,342,922 of such shares. The address of Alpha Assurances I.A.R.D. Mutuelle and Alpha Assurances Vie Mutuelle is 101-100 Terrasse Boieldien, 92042 Paris La Defense, France. The address for AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is 21, rue de Chateaudun, 75009 Paris, France. The address for AXA Courtage Assurance Mutuelle (formerly known as Uni Europe Assurance Mutuelle) is 26 rue Louis le Grand, 75002 Paris France. The address for AXA is 23, Avenue Matignon, 75008 Paris, France. The address for The Equitable Companies Incorporated is 787 Seventh Avenue, New York, New York 10019.

(4) Includes options to purchase shares under the Stock Incentive Plan and under the Director Plan which are currently exercisable or exercisable within 60 days after the Record Date and phantom stock units credited to certain directors under the Director Phantom Stock Plan. Assumes that none of the OP Units held by members of the group are redeemed for shares of Common Stock. If, notwithstanding the percentage limitations under the Company's charter which limit the number of shares that may be acquired by any person, all OP Units held by members of the group were redeemed for shares of Common Stock (but none of the OP Units held by other persons were so redeemed), the number of shares of the Company's Common Stock beneficially owned by members of the group would be 8,100,149, which would represent 24.13% of the class.

        PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND
                    AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

INDEPENDENT ACCOUNTANTS

    The Board of Directors, on the recommendation of the Audit Committee, has appointed Coopers & Lybrand as independent accountants to audit the financial statements of the Company for the year ending December 31, 1997. Coopers & Lybrand has served as the principal independent accountants for the Company since its formation in September 1993.

    If the stockholders of the Corporation do not ratify the selection of Coopers & Lybrand, or if such firm should decline to act or otherwise become incapable of acting, or if the employment should be discontinued, the Board of Directors, on the recommendation of the Audit Committee, will appoint substitute independent public accountants. A representative of Coopers & Lybrand will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

    Ratification of the appointment of Coopers & Lybrand as the Company's independent accountants requires the affirmative vote of a majority of all of the votes cast at the Annual Meeting assuming the presence of a quorum.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

          PROPOSAL 3: APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF THE
                      COMPANY'S 1994 STOCK INCENTIVE PLAN

    At the annual meeting, stockholders will be asked to approve the Amended and Restated 1994 Incentive Plan (the "Restated Plan"), adopted by the Board of Directors (the "Board") on April 8, 1997.

SUMMARY OF AMENDMENTS

    The Restated Plan incorporates amendments to the 1994 Stock Incentive Plan (the "1994 Plan"), which has been the Company's only employee stock-based incentive plan. The more significant amendments authorize: 600,000 additional shares, plus 9.9% of any increase in the total outstanding shares after March 31, 1997 (other than shares issued thereafter under the Restated Plan); cash or stock-related performance-based awards within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"); awards to all employees and directors (as well as other currently eligible persons); reduced vesting periods; expanded deferred compensation alternatives; and dividend equivalent rights ("DERs") in respect of awards.

    Although the Restated Plan is substantively similar to the 1994 Plan, the Restated Plan imposes some material new restrictions on Awards that were not included in the 1994 Plan: annual limits on individual grants have been imposed to satisfy certain requirements for performance-based compensation under Section 162(m) of the Code; and option repricing authority has been eliminated. The maximum number of shares subject to Awards granted under the Restated Plan to a person who is a non-employee director at the time of grant is limited to 50,000 shares per individual director. (These directors also participate in the director-only plans described beginning at page 6 of this Proxy Statement.)

    The provisions of the Restated Plan, including a description of the types of awards that may be granted under the Restated Plan, are summarized below. The full text of the Restated Plan can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov. and may be obtained, without charge, upon request directed to:

    Office of the Corporate Secretary

    The Macerich Company

    233 Wilshire Boulevard, No. 700

    Santa Monica, CA 90401

    (telephone no. (310) 394-6911)

Capitalized terms are used as defined in the Restated Plan. Telephone inquiries concerning the Restated Plan may be directed to Richard A. Bayer, the General Counsel and Secretary of the Company, at (310) 394-6911.

SUMMARY DESCRIPTION OF THE RESTATED PLAN

    The Restated Plan continues to provide long-term, stock-based incentives and other awards ("Awards") to employees (including all executive officers) who are in a position to contribute to the success and growth of the Company, its subsidiaries, and related entities, including The Macerich Partnership, L.P., the Macerich Management Company and the Macerich Property Management Company (collectively, the "Related Entities"). The purpose of the Restated Plan is to promote the success of the Company and its stockholders by providing a means to attract and retain eligible persons and provide them long-term incentives to improve the financial performance of the Company, directly or through Related Entities.

    The Restated Plan authorizes stock options ("Options"), stock units, restricted stock, stock bonuses, stock appreciation rights ("SARs"), performance shares, and DERs, as well as other Awards responsive to changing developments in management compensation, including cash only performance-based awards. The Restated Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances.

    ADMINISTRATION. The Restated Plan will continue to be administered by a committee of the Board, currently the Company's Compensation Committee (the "Committee"), which consists of Mr. Cownie and Dr. Sexton. The Committee determines the nature and type of Award, the number of shares that are to be subject to share-based Awards, and the terms and conditions of all Awards, including the price (if any) to be paid for the shares or the Award, subject to overall plan limits.

    ELIGIBILITY. Persons eligible to receive Awards under the Restated Plan include directors (subject to the 50,000 share limit for directors who are neither officers nor employees of the Company), officers or employees of the Company and its Related Entities and certain other individuals who perform substantial services for the Company and its Related Entities. All directors and approximately 1,000 officers and employees of the Company and its Related Entities are considered eligible under the Restated Plan at the present time, subject to the power of the Committee to determine all eligible persons to whom Awards will be granted. Grants to Committee members must be ratified by the Board.

    LIMITED TRANSFERABILITY. Generally, Awards to individuals under the Restated Plan are not transferable by a holder other than by will or the laws of descent and distribution and are generally exercisable, during his or her lifetime, only by the holder; any amounts payable or shares issuable pursuant to an Award will be paid only to the participant or the participant's beneficiary or representative. However, except in the case of Incentive Stock Options ("ISOs"), the Committee may establish conditions and procedures (for example, in connection with a holder's estate or tax planning initiatives) under which Awards may be transferred and/or payments may be made to a third party, to the extent permitted by law.

    TYPES OF AWARDS; AUTHORIZED SHARES. The aggregate share limit under the 1994 Plan was 1,950,000. As of March 31, 1997, only 196,011 shares remained available for additional Options and other Awards under the 1994 Plan. With the additional share authority, the Company's aggregate plan shares would remain at less than 10% of the outstanding shares of Common Stock and approximately 6.7% of the combined number of shares of Common Stock and Operating Partnership Units. (The maximum number of shares of Common Stock that may be issued as ISOs under the Restated Plan will remain at 1,950,000 shares).

    As of March 31, 1997, an additional 600,000 shares would be authorized by the proposed amendment to the Restated Plan, for an aggregate of 2,550,000 shares, plus 9.9% of any increase in the total outstanding shares of Common Stock of the Company after March 31, 1997 (other than an increase by reason of the issuance of shares under the Restated Plan). The plan share limit will not contract if shares are reacquired in the market by the Company, but the reissuance of those reacquired shares will not further increase the share limit. For purposes of determining the number of shares to charge against the share limits, shares relating to any Award (or part of an Award) that fails to vest or for other reasons is not exercised or which expires or is cancelled will again become available for Award purposes under the Restated Plan, subject certain limits (if applicable) in respect of performance-based awards for purposes of
Section 162(m) of the Code. Under the 1994 Plan, up to 1,693,691 shares subject to outstanding Awards as of March 31, 1997 could become available for future Awards under the Restated Plan to the extent the outstanding Awards terminate, expire or fail to vest. Any subsequent use of those shares would be subject to the individual grant limits during any period and aggregate plan limits on shares issued.

    To the extent that the exercise of an Option or other Award would cause the holder to own more than 9.8% of the value of the Company's Common Stock or preferred stock, the Company has the option to deliver either shares of Common Stock or an amount in cash equal to the closing price for a share of Common Stock reported on the New York Stock Exchange ("Fair Market Value") of such shares.

    Cash-only Awards (whether or not denominated with reference to a number of shares) may also be issued, subject to the aggregate and individual limits under the Restated Plan. As of March 31, 1997, no cash-only Awards had been granted under the 1994 Plan.

    The maximum number of shares subject to Options and SARs which may be granted to any individual during any calendar year will be 300,000 shares. The maximum individual limit on the number of shares subject to all stock-related Awards under the Restated Plan that are granted during any calendar year is 500,000 shares.

    As is customary in incentive plans of this nature, the number and kind of shares available under the Restated Plan and then outstanding stock-based Awards, as well as exercise or purchase prices, performance targets under certain performance-based awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the stockholders.

    STOCK OPTIONS. An Option is the right to purchase shares of Common Stock at a future date at a specified price ("Option Price"). The Option Price may be no less than the Fair Market Value on the date of grant. No Option may be repriced below the fair market value of the Option on the original date of grant.

    An Option may either be an ISO, as defined in the Code, or a nonqualified stock option. ISO benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Treatment of Awards under the Restated Plan" below. ISOs also are subject to more restrictive terms and are limited in amount by the Code and are limited under the Restated Plan to no more than 1,950,000 of the Plan shares to satisfy Code requirements.

    Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in cash or in exchange for a promissory note by the Option holder in favor of the Company (subject to approval by the Committee), in shares of Common Stock having a Fair Market Value equal to the Option Price, or in any combination of cash, promissory notes and shares or pursuant to certain cashless exercise procedures, as may be permitted under the Restated Plan. In addition, Option holders may be permitted by the Committee to offset or surrender stock or deliver already owned stock in satisfaction of applicable tax withholding requirements.

    Subject to early termination or acceleration provisions (which are summarized below), an Option generally will be exercisable, in whole or in part, from the date specified in the related Award agreement until the expiration date determined by the Committee. Generally speaking, an Option or SAR will not be exercisable after more than 10 years after its date of grant. Unless the Committee provides otherwise in the Award agreement, Options become exercisable in three equal installments, commencing on the first anniversary of the grant date.

    The Committee may modify or terminate any outstanding Option held by a participant, subject only to the general limitations under the Restated Plan or under applicable law and, in the case of an adverse change, with the consent of the holder.

    STOCK APPRECIATION RIGHTS. In its discretion, the Committee may grant an SAR concurrently with or after the grant of an Option, and with reference to all or a portion of the shares covered by such Options. An SAR granted in connection with an Option is the right to receive payment of an amount equal to the excess of the Fair Market Value of Common Stock on the date of exercise of the SAR over the Option Price of the related Option (the "spread value"). The base price of an SAR granted after the grant of an Option may be less than the Fair Market Value of Common Stock at the date of grant of the SAR, but if so, may not be less than the Option exercise price. An SAR granted in connection with an Option is only exercisable when and to the extent that the related Option is exercisable. Upon exercise of an SAR, the holder receives the spread value in shares of Common Stock (valued at Fair Market Value at date of exercise), in cash, or in a combination of Common Stock and cash. A stock appreciation right may also be granted independently of an Option, as a Section 162(m) Performance-Based Award (as defined below). SARs limited to certain periods of time around a major event, such as a reorganization or change in control, may also be granted under the Restated Plan.

    RESTRICTED STOCK AWARDS. A restricted stock Award is an Award for a fixed number of shares of Common Stock subject to restrictions. The Committee specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares which with limited exception cannot terminate earlier than one year after the Award date. Restricted stock awarded to a participant may not be voluntarily or involuntarily sold, assigned, transferred, pledged or encumbered during the restricted period. Restricted stock awards for 107,656 shares (only 5.5% of the 1994 Plan share limit or less than 1% of the outstanding Common Stock) had been granted under the 1994 Plan as of March 31, 1997.

    STOCK BONUSES. The Committee may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee and may be granted independently or in lieu of a cash bonus.

    PERFORMANCE-BASED AWARDS UNDER SECTION 162(M); BUSINESS CRITERIA. The bonus plan referenced in the 1994 Plan has been replaced with more explicit performance Award features in the Restated Plan. In addition to Awards to any salaried employee or officer ("Eligible Employee") under other provisions of the Restated Plan, the Committee may grant to any Eligible Employee performance-based Awards designed to satisfy the requirements for deductibility under Section 162(m) of the Code. Awards will be based on the performance of the Company and/or one or more of its Related Entities in respect of specified business criteria (collectively, "Section 162(m) Performance-Based Awards").

    The business criteria on which performance goals will be established are defined in Exhibit A and include one or more of the following:

- funds from operations                        - occupancy gains
- stock appreciation                           - EBITDA
- total stockholder return                     - overall square footage growth

    These Awards are earned and payable ONLY if performance reaches specific, preestablished performance goals approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m). Performance criteria and goals may be applied on a consolidated, subsidiary, division or business segment basis.

    Section 162(m) Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only Awards. Grants of this type of Award in any fiscal year to any participant may not be made with reference to more than 500,000 shares. Cash-only Awards to any participant that are payable solely in cash and without reference to any number of shares are limited to the lesser of 200% of base salary as of the beginning of the period or $600,000, times the number of years (not more than 10) to which the Awards relate in the applicable performance periods. Before any of these Section 162(m) Performance-Based Awards is paid, the Committee must certify that the performance goals have been satisfied to the extent required by Section 162(m). The Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual Awards and is expected to reserve "negative" discretion to reduce payments below maximum Award limits. No cash-only Awards have yet been made under the Restated Plan.

    STOCK UNITS. The Restated Plan authorizes the Committee to grant stock unit Awards to certain key employees and also permit a participant to defer all or a portion of the compensation the participant could otherwise elect to defer under any Company plan, or in respect of any Award under the Restated Plan. The Committee may determine the terms of a stock unit Award, the form of payment of stock units and the vesting and payout provisions of the Award.

    DIVIDEND EQUIVALENT RIGHTS. The Restated Plan authorizes stock-based Awards, including Options, to be granted with or without DERs. DERs are amounts payable in cash or stock (or additional stock units that may be paid in stock or cash) equal to the amount of dividends that would have been paid on shares had the shares been outstanding from the date the stock-based Award was granted. The Committee, at the time of grant, determines the time and conditions of payment and may limit amounts payable as DERs. The Committee also may impose individual or corporate performance conditions on the payment of DERs or condition the payment right on certain other events.

    LOANS TO PURCHASE SHARES. The Restated Plan continues to authorize loans to finance Awards and clarifies provisions for stock purchase loans to eligible employees. Loans associated with the exercise or vesting of an Award may not exceed the exercise price and applicable withholding taxes; loans to purchase stock without reference to exercise or vesting, such as in furtherance of stock ownership guidelines or when the Committee otherwise believes that the loan can reasonably otherwise be expected to benefit the Company, may not exceed $1,000,000 to any individual. Loans under the Restated Plan must be full recourse loans and secured by the stock purchased, but may include favorable (below market) terms as to interest rates or other provisions. The term of any loan may not exceed 10 years.

    TERMINATION OF EMPLOYMENT. On or after specified periods following a termination of service for any reason, unvested restricted stock may be forfeited, unexercisable Options may terminate, and Options which have become exercisable may expire, unless the Committee otherwise provides. Such post-service exercise periods cannot exceed the term of the Options. SARs have the same termination provisions as any Options to which they relate. With respect to other types of Awards which may be granted under the

Restated Plan, the Committee will establish a participant's rights and benefits in the event of a termination of service and in doing so may make distinctions based upon the cause of termination or other factors.

    ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. The Committee has the discretion to accelerate the exercisability or vesting of Awards upon the occurrence of, or in anticipation of certain events including, a Change in Control Event (as defined in the Restated Plan). Acceleration of Awards is subject to compliance with applicable laws. A Change of Control Event under the Restated Plan generally includes (i) an acquisition by a person or group (subject to certain exceptions) of securities representing 20% or more of the combined voting power of the Company's outstanding securities, (ii) approval by the Company's stockholders of a reorganization, merger, consolidation or sale under certain circumstances in which the stockholders of the Company (after giving effect to the transaction) own less than 50% of the voting securities of the combined entity, or disposition of all or substantially all of the assets of the Company under certain circumstances or (iii) approval by the Company's stockholders of a complete liquidation or dissolution of the Company. An Award may terminate if it is not exercised or vested by the time of any event or transaction that the Company does not survive, unless provision has been made for the assumption or survival of the Award by adjustments in respect of the underlying shares.

    TERMINATION OF OR CHANGES TO THE RESTATED PLAN. The Board may, at any time, terminate or from time to time amend, modify or suspend the Restated Plan in whole or in part. To the extent then required by any applicable law, any amendment will be subject to stockholder approval. Unless previously terminated by the Board, the Restated Plan will terminate on March 3, 2004. Termination of the Restated Plan will not affect then outstanding Awards or the Committee's authority as to those Awards. Awards may be amended subject to the consent of the holder if the amendment materially and adversely affects the holder.

    SECURITIES UNDERLYING AWARDS. The market value of the Common Stock as of April 2, 1997 was $27.50 per share. Upon receipt of stockholder approval, the Company plans to register under the Securities Act of 1933 the additional shares that will be available under the Restated Plan.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE RESTATED PLAN

    With respect to nonqualified stock options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the Fair Market Value of the shares at the time of exercise. With respect to ISOs, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. If ISO shares are not held for specified qualifying periods, however, the difference between the Fair Market Value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

    The current federal income tax consequences of other Awards authorized under the Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance share Awards and DERs generally are subject to tax at the time of payment; unconditional stock bonuses are generally subject to tax measured by the value of the payment received; cash-based Awards generally are subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

    If, as a result of the occurrence of a change in control (as this term is used under the Code), a participant's benefits are increased (e.g., an Option holder's Options or rights become exercisable, the restrictions on Awards lapse, or shares are issued), the participant may be deemed to have received a "parachute payment". If the economic value of the acceleration, and/or grant, together with any other benefits which are deemed to be contingent upon the change in control, equals or exceeds a threshold amount equal to 300% of the person's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs, the excess of the total of such amounts over such person's average annual taxable compensation generally will be subject to a 20% non-deductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for any benefits or payments that are subject to the excise tax.

    Further, if the compensation attributable to Awards to persons subject to
Section 162(m) limits is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct that compensation to the extent the individual's aggregate compensation exceeds $1,000,000 in any year. In light of uncertainties regarding the ultimate interpretation of Section 162(m), no assurances can be given that all compensation intended to qualify as "performance-based compensation" under Section 162(m) will in fact be deductible.

    The above tax summary is based upon federal income tax laws in effect as of March 31, 1997.

SPECIFIC BENEFITS

    As of March 31, 1997, the number of Options granted under the 1994 Plan to current named executive officers was 100,000, 300,000, 125,000, 250,000 and 75,000 for Mace Siegel, Arthur M. Coppola, Dana K. Anderson, Edward C. Coppola and Thomas E. O'Hern, respectively, and 900,000 shares to all executive officers as a group; the number of Options granted under the 1994 Plan to all employees (and other eligible persons), including all current officers who are not executive officers, as a group, was 827,000.

    At that date, the number of shares of Restricted Stock granted under the 1994 Plan to current executive officers was 0, 20,250, 2,250, 15,180 and 6,591 for Mace Siegel, Arthur M. Coppola, Dana K. Anderson, Edward C. Coppola and Thomas E. O'Hern, respectively, and 50,490 shares to all executive officers as a group; and the number of shares of Restricted Stock granted under the 1994 Plan to all employees (and other eligible persons), including all current officers who are not executive officers, as a group, was 57,166.

    No other types of Awards had been granted under the 1994 Plan as of March 31, 1997.

    The number, amount and type of Awards to be received by or allocated to eligible persons under the Restated Plan cannot be determined at this time. The Committee has not yet considered any specific Awards under the additional authority of the Restated Plan. If the Restated Plan had been in effect in 1996, the Company expects that the grants would not have been substantially different from those reported in the table encaptioned "Option Grants In Fiscal Year 1996" at page 13 (the "Option Grants Table") and in the Summary Compensation Table at page 11 of this Proxy Statement.

VOTE REQUIRED; RECOMMENDATION OF YOUR BOARD OF DIRECTORS "FOR" THIS PROPOSAL

    The Board believes that the Restated Plan will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value. All Directors are eligible for Awards under the Restated Plan.

    Approval of the Restated Plan requires the affirmative vote of a majority of all of the votes cast on the matter at the Annual Meeting and that the total number of votes cast on the matter represents over 50% of the outstanding shares of Common Stock. Broker non-votes and abstentions on this proposal have the effect described on page 1 of this Proxy Statement.

    THE BOARD HAS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RESTATED PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                                 OTHER MATTERS

SOLICITATION OF PROXIES

    The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. Solicitation will be made primarily by mail, but regular employees of the Company, without additional remuneration, may solicit proxies by telephone, telegram, facsimile and personal interviews. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

    The Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies. D.F. King & Co., Inc. will be paid approximately $3,800, plus out-of-pocket expenses, for its services.

STOCKHOLDER PROPOSALS

    For a matter to be properly presented at the Annual Meeting by a stockholder, the Secretary of the Company must have received written notice thereof after February 13, 1997 and on or before March 15, 1997, as specified in the Company's Bylaws.

    A stockholder proposal submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 1998 annual meeting of stockholders must be received by the Company by December 16, 1997. Such a proposal must also comply with the requirements as to form and substance established by the Commission for such proposals. A stockholder otherwise desiring to bring discussion before an annual meeting of stockholders (including any proposal relating to the nomination of a director to be elected to the Board of Directors) must submit a proposal that is received at the principal executive offices of the Company not less than 60 nor more than 90 days prior to the first anniversary of the previous year's annual meeting. Any such proposal should be mailed to: The Macerich Company, 233 Wilshire Boulevard, No. 700, Santa Monica, California 90401, Attn: Secretary. Copies of the charter and Bylaws may be obtained by providing a written request to the Secretary of the Company at that address.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by the Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were satisfied.

OTHER MATTERS

    The Board of Directors does not know of any matter other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                                                       EXHIBIT A

                      PERFORMANCE-BASED BUSINESS CRITERIA

    FUNDS FROM OPERATIONS means Funds from Operations, as defined by The National Association of Real Estate Investment Trusts at the time of the grant of an Award, for the applicable period, as reflected in the Corporation's periodic financial reports for the period.

    STOCK APPRECIATION means an increase in the price or value of the Common Stock of the Corporation after the date of grant of an Award and during the applicable period.

    TOTAL STOCKHOLDER RETURN means the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period.

    OCCUPANCY GAINS means increases in the occupancy level (leased and occupied areas) of malls and freestanding store area (excluding Anchors) (owned at both the beginning and end of the applicable period) during the period, measured as a percentage of the gross leasable/occupiable area of such properties, as reported to the Committee for inclusion in the Corporation's reports to the SEC for the applicable period.

    EBITDA means earnings before interest, taxes, depreciation and amortization for the applicable period, as reflected in the Corporation's financial reports for the applicable period.

    OVERALL SQUARE FOOTAGE GROWTH means the increase, between the beginning and end of the applicable period, in the total square feet of gross leasable mall and free standing stores area (excluding Anchors), as reported to the Committee for inclusion in the Corporation's reports to the SEC for the applicable period.

    Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (GAAP) and all determinations shall be made in accordance with GAAP, as applied by the Corporation in the preparation of its periodic reports to stockholders.

(The following copy of the Amended and Restated 1994 Incentive Plan is filed as an appendix to the proxy materials filed with the Securities and Exchange Commission pursuant to Instruction 3 to Item 10 of Schedule 14A, but is not part of the proxy statement and does not otherwise constitute soliciting material.)



                          THE MACERICH COMPANY

                AMENDED AND RESTATED 1994 INCENTIVE PLAN

                  (AS AMENDED EFFECTIVE APRIL 8, 1997)

                          TABLE OF CONTENTS


                                                             Page
                                                            ------

I.       THE PLAN. . . . . . . . . . . . . . . . . . . . . . .  1
         1.1  Purpose. . . . . . . . . . . . . . . . . . . . .  1
         1.2  Administration and Authorization; Power and
              Procedure. . . . . . . . . . . . . . . . . . . .  1
         1.3  Participation. . . . . . . . . . . . . . . . . .  3
         1.4  Shares Available for Awards. . . . . . . . . . .  3
         1.5  Grant of Awards. . . . . . . . . . . . . . . . .  4
         1.6  Award Period . . . . . . . . . . . . . . . . . .  4
         1.7  Limitations on Exercise and Vesting of Awards. .  4
         1.8  Notes to Finance Exercise or Purchase. . . . . .  5
         1.9  No Transferability of Awards . . . . . . . . . .  6

II.      EMPLOYEE OPTIONS. . . . . . . . . . . . . . . . . . .  6
         2.1  Grants . . . . . . . . . . . . . . . . . . . . .  6
         2.2  Option Price . . . . . . . . . . . . . . . . . .  7
         2.3  Limitations on Grant and Terms of Incentive Stock
              Options. . . . . . . . . . . . . . . . . . . . .  7
         2.4  Limits on 10% Holders. . . . . . . . . . . . . .  8
         2.5  Award Changes/Limits on Repricing. . . . . . . .  8
         2.6  Limitation on Exercise of Option Award.. . . . .  9

III.     STOCK APPRECIATION RIGHTS.. . . . . . . . . . . . . .  9
         3.1  Grants . . . . . . . . . . . . . . . . . . . . .  9
         3.2  Exercise of Stock Appreciation Rights. . . . . .  9
         3.3  Payment. . . . . . . . . . . . . . . . . . . . . 10

IV.      RESTRICTED STOCK AWARDS . . . . . . . . . . . . . . . 11
         4.1  Grants . . . . . . . . . . . . . . . . . . . . . 11
         4.2  Restrictions . . . . . . . . . . . . . . . . . . 11
         4.3  Return to the Corporation. . . . . . . . . . . . 12

V. STOCK BONUSES, OTHER CASH OR STOCK PERFORMANCE-BASED AWARDS, STOCK UNITS AND DIVIDEND EQUIVALENT RIGHTS. . 12
         5.1  Grants of Stock Bonuses. . . . . . . . . . . . . 12
         5.2  Other Performance-Based Awards . . . . . . . . . 12
         5.3  Stock Units. . . . . . . . . . . . . . . . . . . 14
         5.4  Dividend Equivalent Rights . . . . . . . . . . . 15

VI.      OTHER PROVISIONS. . . . . . . . . . . . . . . . . . . 15
         6.1  Rights of Eligible Persons, Participants and
              Beneficiaries. . . . . . . . . . . . . . . . . . 15
         6.2  Adjustments; Early Termination . . . . . . . . . 16
         6.3  Termination of Employment; Termination of
              Subsidiary Status. . . . . . . . . . . . . . . . 17
         6.4  Compliance With Laws . . . . . . . . . . . . . . 19
         6.5  Tax Withholding. . . . . . . . . . . . . . . . . 20
         6.6  Plan Amendment, Termination and Suspension . . . 20

         6.7  Privileges of Stock Ownership. . . . . . . . . . 21
         6.8  Effective Date of This Plan. . . . . . . . . . . 21
         6.9  Term of This Plan. . . . . . . . . . . . . . . . 21
         6.10 Governing Law/Construction/Severability. . . . . 21
         6.11 Captions . . . . . . . . . . . . . . . . . . . . 22
         6.12 Non-Exclusivity of Plan. . . . . . . . . . . . . 22

VII.     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . 22
         7.1  Definitions. . . . . . . . . . . . . . . . . . . 22

                       THE MACERICH COMPANY

                       1994 INCENTIVE PLAN

              (AS AMENDED EFFECTIVE APRIL 8, 1997)



I.       THE PLAN.

         1.1  PURPOSE.

              The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means through the grant of Awards to attract, motivate, retain and reward employees, including officers, by providing them long-term incentives to improve the financial performance of the Company. "Corporation" means The Macerich Company, a Maryland corporation, and its successors, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VII.

         1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

              (a) COMMITTEE. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the adminis-tration of this Plan shall be taken pursuant to a majority vote or by written consent of its members. Where the Committee authorizes the issuance of shares for consideration other than money, the Committee shall adopt a resolution which fairly describes such consideration and states (i) its actual value as determined by the Committee; or (ii) that the Committee has determined that the actual value is or will be not less than a certain sum.

              (B) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

               (i) to determine the particular Eligible Persons who will receive Awards;

              (ii) to grant, directly or indirectly through its Subsidiaries, Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

              (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

               (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

               (vi) to accelerate the exercisability or the vesting of any Awards under such circumstances as the Committee shall determine, including a Change in Control Event, or to extend the exercisability or extend the term of any or all such outstanding Awards within the term limits on Awards under
         Section 1.6; and

              (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

              (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclu-sive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

              (d) RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

              (e)  DELEGATION.  The Committee may delegate
ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

         1.3  PARTICIPATION.

              Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine subject to the limitations otherwise provided in this Plan.

         1.4  SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.

              Subject to the provisions of Section 6.2, the stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration, but not for less than the minimum lawful consideration under applicable state law.

              (a) NUMBER OF SHARES. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 2,550,000 shares, plus 9.9% of any increase in the total outstanding shares of the Company after March 31, 1997 (other than an increase as a result of the issuance of share under this Plan), subject to adjustments contemplated by Section 6.2. The Plan share limit may not contract if shares are reacquired by the Company after an increase has been made, but neither shall the limit increase if the reacquired shares are reissued.

              (b) CALCULATION OF AVAILABLE SHARES AND REPLENISHMENT. Shares subject to outstanding Awards shall be reserved for issuance. If any Option or other right to acquire shares of Common Stock under or receive cash or shares in respect of an Award shall expire or be cancelled or terminated without having been exercised or paid in full, or any Common Stock subject to a Restricted Stock Award or other Award shall not vest or be delivered, the unpurchased, unvested or undelivered shares of Common Stock subject thereto shall again be available for the purposes of this Plan, subject only to any applicable limitations for the preservation of deductibility under Section 162(m) of the Code.

              (c) PROVISIONS FOR CERTAIN STOCK-BASED CASH AWARDS. The number of stock-related Awards actually paid in cash shall be determined by reference to the number of shares by which the value or price of the Award is measured and shall not, together with the aggregate number of shares theretofore delivered and shares subject to then outstanding Awards payable in shares (or alternatively payable in cash or shares) under this Plan, exceed the aggregate or applicable individual limits of Section 1.4, subject to adjustments under this Section 1.4 and Section 6.2.

              (d) ISO LIMIT. The maximum number of shares of Common Stock that may be issued under Incentive Stock Options under the Plan shall not exceed 1,950,000 shares.

              (e) INDIVIDUAL LIMITS. Notwithstanding anything contained herein to the contrary, the aggregate number of shares of Common Stock subject to Options and Stock Appreciation Rights ("SARs") granted during any calendar year to any individual shall be limited to 300,000, and the maximum individual limit on the number of shares in the aggregate subject to all stock-related Awards under this Plan granted during any calendar year shall be 500,000, subject to adjustments under Section 6.2.

              (f) DIRECTOR LIMITS. The maximum number of shares that may be issued under Awards under this Plan that are granted to any director who is not as of the applicable date or dates of grant an employee or officer shall be 50,000, subject to adjustments under Section 6.2. Any Award issued to a member of the Committee shall be subject to approval or ratification by the Board.

         1.5  GRANT OF AWARDS.

              Subject to the express provisions of this Plan, the Committee shall determine those individuals who are Eligible Persons, the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and the other terms of the Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the specific provisions of this Plan.

         1.6  AWARD PERIOD.

              Any Option, SAR, warrant or similar right shall expire and any other Award shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized by the Committee in writing.

         1.7  LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

              (a) PROVISIONS FOR EXERCISE. Unless the Committee otherwise provides, once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award. Unless the Committee otherwise provides, Options shall first become exercisable in three equal annual installments, commencing on the first anniversary of the Award Date.

              (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

              (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

         1.8  NOTES TO FINANCE EXERCISE OR PURCHASE.

              If the Committee, in its sole discretion approves, and subject to Section 6.4, the Corporation may accept one or more notes from any Eligible Person (i) in connection with the exercise, receipt or vesting of any outstanding Award or (ii) in such other circumstances to facilitate the purchase of stock by an eligible employee or officer as the Committee determines to be reasonably expected to benefit the Corporation; provided that any such note shall be subject to the following terms and conditions:

              (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

              (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed ten(10) years.

              (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

              (d) The unpaid principal balance of the note shall become due and payable on the 10th business day after Termination of Employment of the Participant; provided, however, that if a sale of the shares financed by the note would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability, assuming for these purposes that there are no other transactions

(or deemed transactions) in securities of this Corporation by the Participant subsequent to such termination.

              (e) In the case of a note issued other than in connection with the receipt, exercise or vesting of another Award or in any case if required by the Committee or by applicable law,
(i) the note shall be secured by a pledge of any shares or rights financed thereby (and such other collateral as may be required by the Committee), and (ii) the maximum principal amount of the note may not exceed $1,000,000.

              (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

         1.9  NO TRANSFERABILITY OF AWARDS; LIMITED EXCEPTIONS.

              Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or, (except in the case of Incentive Stock Options) to the extent expressly permitted by the Committee and applicable law to such persons and pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or (except in the case of Incentive
Stock Options) as the Committee may otherwise expressly permit, no right or benefit under this Plan or any Award (other than shares issued without further restrictions) shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary for purposes hereof shall not constitute a transfer for these purposes.

II.      EMPLOYEE OPTIONS.

         2.1  GRANTS.

              One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated by the Committee in the applicable Award Agreement as either a Nonqualified Stock Option or an Incentive Stock Option.
Notwithstanding anything contained herein to the contrary,

Incentive Stock Options may be granted only to Eligible Persons who are employed by the Corporation or a corporation which is either a direct Subsidiary of the Corporation or an indirect
Subsidiary through an unbroken chain of corporations.

         2.2  OPTION PRICE.

              (a) PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option, PROVIDED that such price shall be no less than 100% (110% in the case of an Incentive
Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant. The base price of each stock appreciation right shall be determined by the Committee at the time of the Award. The base price of an SAR granted after the grant of an Option may be less than the Fair Market Value of Common Stock at the date of grant of the SAR, but if so, may not be less than the Option exercise price.

              (b) PAYMENT PROVISIONS. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and any shares delivered which were initially acquired upon exercise of a share option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless other-wise allowed by the Committee, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

         2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK
              OPTIONS.

              (a) $100,000 LIMIT. To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock

Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to incentive stock options (as defined in Section 422 of the Code) under this Plan and stock subject to incentive stock options under all other plans of the Corporation or its Subsidiaries, if any, such options shall be treated as Nonqualified Stock Options. For this purpose, the Fair Market Value of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

              (b) OPTION PERIOD. Each Option and all rights thereunder shall expire no later than 10 years after the Award
Date.

              (c) OTHER CODE LIMITS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

         2.4  LIMITS ON 10% HOLDERS.

                        No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common
Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         2.5  AWARD CHANGES/LIMITS ON REPRICING.

              Subject to Section 1.4, Section 6.2 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article, by amendment, by substitution, by waiver or by other legally valid means. Subject to Section 1.4, Section 6.2 and Section 6.6 and the specific limitations on Awards contained in this Plan, such amendment or other action may, among other changes, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. Subject to Section 6.2 and Section 6.3 and the specific limitations on Awards contained in this Plan, the Committee also may reduce the exercise or purchase price of any or all outstanding Awards as deemed appropriate by the Committee, provided that the Committee does not reduce the exercise price of any Option or related SAR to a price below the Fair Market Value of the Option on the date of its grant.

         2.6  LIMITATION ON EXERCISE OF OPTION AWARD.

              No Participant may receive Common Stock upon exercise of an Option to the extent that it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit.

              In the event that a Participant exercises any portion of an Option (by tendering the exercise price to the Corporation) which upon delivery of the Common Stock would cause the holder of the Option to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right to deliver to the Participant, in lieu of Common Stock, a check or cash in the amount equal to the Fair Market Value of the Common Stock otherwise deliverable on the date of exercise (minus any amounts withheld pursuant to Section 6.5).

III.     STOCK APPRECIATION RIGHTS.

         3.1  GRANTS.

              In its discretion, the Committee may grant to any Eligible Person SARs concurrently with the grant of Options or thereafter, including in the circumstances of a Change in Control Event, on such terms as set forth by the Committee in the Award Agreement for such Option or such SARs. Unless the Committee with the consent of the Participant otherwise determines, any SAR granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

         3.2  EXERCISE OF STOCK APPRECIATION RIGHTS.

              (a) EXERCISABILITY. Unless the Award Agreement or the Committee otherwise provides, a SAR shall be exercisable at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the Option price of the related Option.

              (b) EFFECT ON AVAILABLE SHARES. To the extent that a SAR is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of

Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the SAR and the related
Option of the Participant shall also be reduced by such number of shares.

              (c) NON-PROPORTIONATE REDUCTION. If a SAR extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less then the remaining number of shares subject to such SAR, unless the Committee otherwise provides.

         3.3  PAYMENT.

              (a) AMOUNT. Unless the Committee otherwise provides, upon exercise of a SAR and surrender of an exercisable portion of any related Option to the extent required by Section 3.2, the Participant shall be entitled to receive, subject to Section 6.5, payment of an amount determined by multiplying

                    (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the SAR, by

                   (ii) the number of shares with respect to which the SAR shall have been exercised.

If an SAR is granted as a Performance Based Award under Section
5.2 without reference to any performance criterion other than stock price appreciation, the base price shall be not less than the Fair Market Value at date of grant.

              (b) FORM OF PAYMENT. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose. Notwithstanding anything contained herein to the contrary, no Participant may receive Common Stock upon the exercise of a SAR to the extent it will cause such person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. In the event that a Participant exercises any portion of a SAR which upon delivery of Common Stock would cause such Participant to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit, the Corporation shall have the right, notwithstanding any election granted to the Participant by the Committee, to deliver a check or cash to the Participant.

IV.      RESTRICTED STOCK AWARDS.

         4.1  GRANTS.

              Subject to the Restricted Stock limits set forth in
Section 4.2(e), the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person based upon such factors (which in the case of any Award to a Section 16 Person shall include but not be limited to the contributions, responsibilities and other compensation of the person) as the Committee shall deem relevant in light of the specific terms of the Award. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the restrictions imposed on such shares and the conditions of release or lapse of such restrictions, which may include performance criteria, continued employment for a specified period of time and/or other factors. Such restrictions shall not lapse earlier than one year after the Award Date, except as set forth in Section 6.2 and
Section 6.3 and to the extent the Committee may otherwise provide. Shares of Restricted Stock may be issued in the form of book entries or stock certificates, each registered in the name of the Participant ("Restricted Shares"). Stock certificates or book entry records evidencing shares of Restricted Stock pending the lapse of the restrictions shall bear an appropriate reference to the restrictions imposed hereunder. Restricted Shares shall be held (if in certificate form) and restricted as to transfer until the restrictions have lapsed and such shares have vested in accordance with the provisions of the Award Agreement and this Plan. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

         4.2  RESTRICTIONS.

              (a) PERFORMANCE VESTING. The vesting of shares pursuant to a Restricted Stock Award may be based solely upon the continued employment for a specific period of time or the degree of attainment, over a specified period as may be established by the Committee, of such measure(s) of the performance of the Company (or any part thereof) or the Participant's performance, or upon any combination thereof, as may be established by the Committee. Performance-based or accelerating Restricted Stock Awards may also be granted under Section 5.2.

              (b) PRE-VESTING RESTRAINTS. Except as provided in and subject to the provisions of Sections 4.1 and 1.9, Restricted
Shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

              (c) DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that all such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

              (d) CASH PAYMENTS. If the Participant shall have paid cash in connection with the Restricted Stock Award, the Award
Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

         4.3  RETURN TO THE CORPORATION.

              Unless the Committee otherwise expressly provides, Restricted Shares that are subject to restrictions at the time of Termination of Employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

V. STOCK BONUSES, OTHER CASH OR STOCK PERFORMANCE-BASED AWARDS, STOCK UNITS AND DIVIDEND EQUIVALENT RIGHTS.

         5.1  GRANTS OF STOCK BONUSES.

              The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee; provided, however, in no case may a Stock Bonus be granted to the extent that it will cause an Eligible Person to Beneficially or Constructively Own Equity Shares in excess of the Ownership Limit. The Award may be granted independently or in lieu of a cash bonus.

         5.2  OTHER PERFORMANCE-BASED AWARDS.

              (a) GENERAL PROVISIONS. Without limiting the generality of the foregoing, and in addition to qualifying awards granted under other provisions of this Plan (i.e. Options or SARs granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Persons who are either salaried employees or officers ("Eligible Employees") ("Presumptively Qualifying Awards")), the Committee may authorize and grant to any Eligible Employee, other cash or stock-related performance-based awards, including "performance-based" awards within the meaning of Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS"), whether in the form of restricted stock, stock appreciation rights, performance stock, phantom stock, stock units, Dividend Equivalent Rights ("DERs"), or other rights, whether or not related to stock values or appreciation, and whether payable in cash, Common Stock or a combination thereof. If the Award (other than a Presumptively Qualifying Award) is intended as performance-based compensation under Section 162(m) of the Code, the vesting or payment thereof will depend on the performance of the Company on a consolidated, Subsidiary, segment, or division basis with reference to performance goals relative to one or more of the following business criteria (the "criterion"): funds from operations, EBITDA, stock appreciation, total stockholder return, occupancy gains, and overall square footage growth, each as defined in Exhibit A. These terms otherwise are used as applied under generally accepted accounting principles and in the Company's financial reporting. To qualify Awards as performance-based under
Section 162(m), the applicable business criteria and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the year (or before one-quarter of the performance measurement period has elapsed, if such period exceeds one year) and while the performance relating to such targets remains substantially uncertain within the meaning thereof. The applicable performance measurement period may be not less than one nor (except as provided in Section 1.6) more than 10 years.

              (b) MAXIMUM AWARD. Grants or awards under this Section 5.2 may be paid in cash or stock or any combination thereof. In no event shall grants of stock-related Awards made in any calendar year to any Eligible Employee under this Plan relate to more than 500,000 shares. In no event shall grants to any Eligible Employee under this Plan of Awards payable only in cash and not related to stock provide for payment of more than (x) the lesser of 200% of base salary as of the beginning of the applicable performance period or $600,000, times (y) the applicable number of years (not more than 10) to which the Awards relate in the performance periods.

              (c) COMMITTEE CERTIFICATION. Except as otherwise permitted to qualify as performance-based compensation under Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the performance standard, target(s), and the other material terms of the Performance-Based Award were in fact satisfied.

              (d) TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2, including the authority to reduce Awards, to determine payout schedules and the extent of vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. The Committee may provide that in the event a Participant terminates employment or service for any one or more reason during a Plan Year, the Participant shall forfeit all rights to any Award for the Plan Year.

              (e) ADJUSTMENTS FOR MATERIAL CHANGES. Performance goals or other features of an Award may provide that they
(a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstance or event, but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

              (f) SECTION 162(m) CONSIDERATIONS. Options or SARs granted under this Plan at an exercise price not less than Fair Market Value at the applicable date of grant, and (except to the extent an Award becomes vested or payable as a result of a Change in Control Event) other Qualified Performance-Based Awards granted under this Section 5.2, shall be interpreted in a manner consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

         5.3  STOCK UNITS.

              (a) GRANTS. Subject to Section 5.3(d) and such rules and procedures as the Committee may establish from time to time, the Committee may, in its discretion, authorize Stock Unit Awards and permit an Eligible Person to elect to defer or receive in Stock Units all or a portion of the compensation the Eligible
Person could otherwise elect to defer under any other Company plan, or in respect of any Award hereunder, or may grant Awards in the form of Stock Units in lieu of or in addition to any other Award under this Plan. The specific terms, conditions and provisions relating to each Stock Unit Award or election, including the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the Participant's Award Agreement in respect thereof.

              (b) OTHER PROVISIONS. The Committee shall determine, among other terms of a Stock Unit Award, the form of payment of Stock Units, whether in cash, Common Stock, or other consideration (including any other Award) or any combination thereof, and the applicable vesting and payout provisions of the Award. The Committee in the Award Agreement may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose.

              (c) STOCK UNITS. Each Award Agreement for an Award of Stock Units shall include the applicable benefit distribution and termination provisions, which may include elective features, for such Award and shall specify the form of payment.

              (d)  LIMIT ON CERTAIN STOCK UNIT AWARDS.
Notwithstanding anything contained herein to the contrary, any Stock Unit Award or Stock Unit Awards which individually or in the aggregate would constitute an "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA")) shall be made only to Eligible Persons who are members of "a select group of management or highly compensated employees" (as provided in Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA) of the Company.

              5.4 DIVIDEND EQUIVALENT RIGHTS. In its discretion, the Committee may grant to any Eligible Person DERs concurrently with the grant of any Option, Restricted Stock, Stock Unit or other stock-based Award, on such terms as set forth by the Committee in the Award Agreement. DERs shall be based on all or part of the amount of dividends declared on shares of Common
Stock and shall be credited as of dividend payment dates, during the period between the date of grant (or such later date as the Committee may set) and the date the stock-based Award is exercised or expires (or such earlier date as the Committee may set), as determined by the Committee. DERs shall be payable in cash or shares, or (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) (in the case of Options or SARs, or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

VI.      OTHER PROVISIONS.

         6.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND
              BENEFICIARIES.

              (a) EMPLOYMENT STATUS. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

              (b) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

              (c) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(b)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

         6.2  ADJUSTMENTS; EARLY TERMINATION.

              (a) ADJUSTMENTS. If the outstanding shares of Common Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different securities are distributed with respect to the outstanding shares of Common Stock, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the stockholders of the Corporation, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety which in the judgment of the Committee materially affects the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, (i) proportionately adjust any or all of (1) the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstand-ing Awards, (2) any performance standards appropriate to any outstanding Awards, and/or (3) the consideration payable with respect to Awards granted prior to any such change and the price, if any, paid in connection with Restricted Stock Awards; or
(ii) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange or spin off, make provision for a cash payment or for the substitution or exchange of (1) any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, for
(2) cash, property and/or other securities, based upon the distribution or consideration payable to holders of the Common
Stock of the Corporation upon or in respect of such event;
provided, however, in each case, that with respect to awards of Incentive Stock Options, no such adjustment shall be made without the consent of the holder which would cause this Plan to violate
Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to SARs based upon the adjustment made to the Options to which they relate.

              (b) POSSIBLE EARLY TERMINATION OF AWARDS. If any Award or other right to acquire Common Stock has not been exercised or has not become vested or exercisable prior to (i) a dissolution of the Corporation or (ii) a reorganization event described in Section 6.2(a) that the Corporation does not survive and no provision has been made for the substitution, exchange or other settlement of such Award, such Award shall thereupon terminate.

              (c) LIMITATION ON AWARD ADJUSTMENTS. To the extent required in the case of an Award intended as a Performance-Based Award for purposes of Section 162(m), the Committee shall have no discretion (i) to increase the amount of compensation or the number of shares that would otherwise be due upon the attainment of the applicable performance goal or the exercise of the option or SAR or (ii) to waive the achievement of any applicable performance goal as a condition to receiving a benefit or right under an Award.

         6.3  TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY
              STATUS.

              Any Award to the extent not exercised shall terminate and become null and void upon a Termination of Employment of the Participant, except as set forth in subsections (a) through (e) below or as otherwise expressly provided by the Committee. Notwithstanding anything contained in this Section to the contrary, all Awards shall be subject to earlier termination pursuant to or as contemplated by Section 1.6 and Section 6.2 of this Plan. Unless the Committee otherwise provides, any and all rights to an Award, to the extent not exercised or vested, shall expire immediately upon a Termination of Employment of the

Participant for cause, of which the Committee (in the case of any dispute about cause) shall be the sole judge.

              (a) NONQUALIFIED STOCK OPTIONS. Unless the Committee otherwise expressly provides in the Award Agreement:

                    (i)  If the Participant's employment by the
         Company terminates by reason other than death, Disability or cause, or by reason of a Subsidiary ceasing to be a Subsidiary, then the Participant shall have three months after the date of Termination of Employment to exercise any Nonqualified Stock Option to the extent that it was exercisable on such date;

                   (ii) If the Participant's employment by the Company terminates by reason of a Disability, or if Participant suffers a Disability within three months of a Termination of Employment under subsection (i) above, then the Participant or Participant's Personal Representative, as the case may be, shall have twelve months after the date of Disability (or, if earlier, Termination of Employment) to exercise any Nonqualified Stock Option to the extent that it was exercisable on such date; and

                  (iii) If the Participant dies while in the employ of the Company, or within three months after a Termination of Employment under subsection (i) or (ii) above, then the Participant's Beneficiary may exercise, at any time within twelve months after the Participant's Termination of Employment, any Nonqualified Stock Option to the extent that it was exercisable on the date of the Participant's Termination of Employment);

PROVIDED, HOWEVER, that in no event shall the Option be exercised after the expiration of its term or its earlier termination under any other provisions of the Plan.

              (b) INCENTIVE STOCK OPTIONS. Unless the Committee otherwise expressly provides in the Award Agreement:

                    (i)  If the Participant's employment by the
         Company terminates by reason other than death, Disability or cause, or by reason of a Subsidiary ceasing to be a Subsidiary, then the Participant shall have three months after the date of Termination of Employment to exercise any Incentive Stock Option to the extent that it was exercisable on such date;

                   (ii) If the Participant's employment by the Company terminates by reason of a Disability, or if Participant suffers a Disability within three months of a Termination of Employment under subsection (i) above, then the Participant or Participant's Personal Representative, as the case may be, shall have twelve months after the date of Disability (or, if earlier, Termination of Employment) to exercise any Incentive Stock Option to the extent that it was exercisable on such date; and

                   (iii) If the Participant dies while in the employ of the Company, or within three months after a Termination of Employment under subsection (i) or (ii) above, then the Participant's Beneficiary may exercise, at any time within twelve months after the Participant's Termination of Employment, any Incentive Stock Option to the extent that it was exercisable on the date of the Participant's Termination of Employment);

PROVIDED, HOWEVER, that in no event shall the Option be exercised after the expiration of its term or its earlier termination under other provision of this Plan.

              (c) STOCK APPRECIATION RIGHTS. Each SAR shall have the same termination provisions and exercisability periods as the Option to which it relates. The exercisability period of a SAR shall not exceed that provided in the related Award Agreement, and the SAR shall expire at the end of such exercisability period.

              (d) OTHER AWARDS. The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a Termination of Employment and in so doing may make distinctions based upon, among other factions, the cause of termination and the nature of the Award.

              (e) EXTENSION OF EXERCISE. Notwithstanding the foregoing provisions but subject to Section 6.2, in the event of, or in anticipation of, a Termination of Employment with the Company, the Committee may, in its discretion, increase the portion of the Award available to the Participant (or Participant's Beneficiary or Personal Representative, as the case may be) or extend the exercisability period upon such terms as the Committee shall determine.

         6.4  COMPLIANCE WITH LAWS.

              This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

         6.5  TAX WITHHOLDING.

              Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to
(i) require the Participant (or the Participant's Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or
(ii) deduct from any amount payable the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may permit the Participant to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

         6.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.

              (a) BOARD OR COMMITTEE AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

              (b) STOCKHOLDER APPROVAL. Any amendment to this Plan shall be subject to stockholder approval to the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board.

              (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan (including Section 6.2(c)), the Board or the Committee, by agreement or resolution, may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect, in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

              (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

         6.7  PRIVILEGES OF STOCK OWNERSHIP.

              Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

         6.8  EFFECTIVE DATE OF THIS PLAN.

              The effective date of this Plan was March 4, 1994.
Amendments effective April 8, 1997 were approved by the Board, subject to approval of stockholders, and did not adversely affect any award holder's rights or benefits under this Plan.

         6.9  TERM OF THIS PLAN.

              No Award shall be granted after March 3, 2004 (the "Termination Date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including its authority to amend an Award, shall continue during any suspension of this Plan and in respect of outstanding Awards on such Termination Date.

         6.10 GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

              (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

              (b) SEVERABILITY. If any non-essential provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

              (c) PLAN CONSTRUCTION; BIFURCATION. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of any Award Agreement
(or this Plan) intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 or to qualify for exemption from the limit on deductibility under Section 162(m) (to the extent permitted thereby) are applicable only to persons subject to those provisions and to those Awards to those persons intended to satisfy the requirements of the applicable rule or rules thereunder.

         6.11 CAPTIONS.

              Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

         6.12 NON-EXCLUSIVITY OF PLAN.

              Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

VII.     DEFINITIONS.

         7.1  DEFINITIONS.

              (a) "Award" shall mean an award of any Option, SAR, Stock Unit, Restricted Stock, Stock Bonus, DER, or any combina-tion thereof, whether alternative or cumulative, authorized by and granted under this Plan.

              (b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

              (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

              (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

              (e) "Beneficial Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

              (f) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

              (g) "Board" shall mean the Board of Directors of the Corporation.

              (h) "Change in Control Event" shall mean any of the following:

              (1) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

              (2) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders or other affiliates of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

              (3) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or

              (4) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 20% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.

              (i)  "Code" shall mean the Internal Revenue Code of
1986, as amended from time to time.

              (j) "Commission" shall mean the Securities and Exchange Commission.

              (k) "Committee" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised of at least two Board members or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to
Section 16 of the Exchange Act, shall be a Disinterested
Director.

              (l) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

              (m) "Company" shall mean, collectively, The Macerich Company and its Subsidiaries, and shall mean, individually, any one of them, as the context requires.

              (n) "Constructive Ownership" shall mean ownership of Equity Shares by a person who would be treated as an owner of such shares either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructive Owns" and "Constructively Owned" shall have correlative meanings.

              (o) "Corporation" shall mean The Macerich Company, a Maryland corporation, and its successors.

              (p) "Deferred Stock Award" shall mean a deferred payment award payable in Common Stock or cash or other consideration, as determined by the Committee, based on Stock
Units credited to a Participant's Stock Unit Account.

              (q) "Disability" shall mean, in the case of an Incentive Stock Option, a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and, in the case of all other Awards, such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

              (r) "Disinterested Director" shall mean (unless the Board otherwise determines) a member of the Board who is a Non-
Employee Director as defined in Rule 16b-3 and an "outside director" as defined in regulations under Section 162(m) of the Code, as each may be amended from time to time.

              (s) "Dividend Equivalent Right" shall mean a right authorized under Section 5.4 of this Plan.

              (t) "Eligible Person" shall mean an officer (whether or not an employee), an employee of the Company, a director of the Company or any other person (including a significant agent or consultant) who performs substantial services for the Company, all as determined by the Committee in its discretion, except as otherwise limited for purposes of Section 5.2 and Section 5.3.

              (u) "Equity Shares" shall mean shares that are either Common Stock or Preferred Stock.

              (v) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

              (w) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

              (x) "Fair Market Value" on any date shall mean the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal securities exchange or market on which the stock is so listed, admitted to trade, or quoted on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; PROVIDED, HOWEVER, if the stock is not so listed, admitted or quoted, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Plan.

              (y) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section.

              (z) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Option and shall include any Option intended as an Incentive Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an Incentive Share Option under the Code.

              (aa) "Option" shall mean an option to purchase Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

              (ab) "Ownership Limit" shall mean 9.8% of the value of the outstanding Equity Shares of the Corporation.

              (ac) "Participant" shall mean an Eligible Person who has been granted an Award under this Plan.

              (ad) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

              (ae) "Plan" shall mean The Macerich Company 1994 Stock Incentive Plan, as amended, renamed and restated effective April
8, 1997.

              (af) "Preferred Stock" shall mean the Preferred Stock of the Corporation.

              (ag) "Qualified Performance-Based Award" shall mean a performance-based award under this Plan that is intended to satisfy the requirements of Section 162(m) of the Code in respect of performance-based compensation, the payment of which is contingent upon attainment of performance objectives specified by the Committee in respect of the business criteria specified in
Section 5.2, and the issuance or vesting of which may be subject to other restrictions or conditions.

              (ah) "Restricted Stock" shall mean shares of Common
Stock awarded to a Participant pursuant to Article IV.

              (ai) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act as in effect on November 1, 1996, or any successor provision, as amended from time to time.

              (aj) "Section 16 Person" shall mean a person subject to
Section 16(a) of the Exchange Act.

              (ak) "Section 162(m)" shall mean Section 162(m) of the Code and the regulations and interpretations of the Internal
Revenue Service thereunder, as amended from time to time.

              (al) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

              (am) "Stock Appreciation Right" shall mean a right authorized under Article III of this Plan.

              (an) "Stock Bonus" shall mean an Award of shares of Common Stock for no consideration other than past services
(subject to Section 6.4) that includes such restrictions (if any) as the Committee may deem advisable to assure compliance with law or satisfaction of other conditions it may impose.

              (ao) "Stock Unit" shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock of the Company (subject to adjustment) solely for purposes of this Plan.

              (ap) "Stock Unit Account" shall mean the bookkeeping account maintained by the Company on behalf of each Participant which is credited with Stock Units in accordance with Section
5.3(c) and which is payable in cash, stock and/or other consideration as the Committee may determine.

              (aq) "Subsidiary" shall mean The Macerich Partnership, L.P., a Delaware limited partnership, The Macerich Management
Company, The Macerich Property Management Company, both
California corporations, or any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

              (ar) "Termination of Employment" shall mean any termination of the Participant's employment with the Company; if an entity ceases to be a Subsidiary, a Termination of Employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity owned, controlled by or under common control with the Company. The Committee may provide generally or on a case-by-case basis on such conditions as it deems appropriate that a Termination of Employment does not occur if a person's status as an employee terminates but his or her services continue as an officer or other person who would be eligible to participate in the Plan as an Other Eligible Person.

                                        PROXY

                                 THE MACERICH COMPANY
                PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
            THE COMPANY FOR THE ANNUAL MEETING TO BE HELD ON MAY 28, 1997

The undersigned hereby constitutes and appoints Dana K. Anderson, Thomas E. O'Hern, and Richard A. Bayer, and each of them, the true and lawful agents and proxies of the undersigned, each with full power of substitution, to vote and act as proxy with respect to all shares of common stock of THE MACERICH COMPANY (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California on May 28, 1997 at 10:00 a.m, and at any adjournment of postponement thereof, with respect to the matters described herein.

In their discretion, the proxies are authorized to vote upon such other matters as may come before the Annual Meeting of any adjournment or postponement thereof.

                                                 (change of address/comments)
Election of Directors, Nominees: Arthur M.  ___________________________________
Coppola, James S. Cownie, and Mace Siegel   ___________________________________
                                            ___________________________________
                                            ___________________________________
                                            (If you have written in the above
                                            space, please mark the
                                            corresponding box on the reverse
                                            side of this proxy)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS PROXY.
                                                                    SEE REVERSE
                                                                        SIDE

X  Please mark your
   votes as in this                                                  0682
   example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

-------------------------------------------------------------------------------
    The Board of Directors recommends a vote FOR the election of each of the nominees for director and FOR Proposals 2 and 3.
-------------------------------------------------------------------------------


                           FOR            WITHHELD

1.Election of all
  nominees for
  director.
  (see reverse)

For, except vote withheld from the following nominee(s):



______________________________


                                     FOR          AGAINST            ABSTAIN
2.Ratification of the appointment
  of Coopers & Lybrand as the
  Company's independent
  accountants for the year
  ending December 31, 1997


                             FOR            AGAINST            ABSTAIN

                                    Comments/Address Change

3.Approval of the
  Amended and Restated
  1994 Incentive Plan.







SIGNATURE(S):______________________________________
NOTE: Please sign exactly as name appears on this proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations and partnerships shall sign in full corporate or partnership name by authorized person.

DATE_________   The signer hereby revokes all proxies heretofore given
                by the signer at said meeting or any adjournment or postponement thereof.